EXHIBIT 4.1











MBNA AMERICA BANK, NATIONAL ASSOCIATION

Seller and Servicer

and


THE BANK OF NEW YORK

Trustee

on behalf of the Series 1998-D Certificateholders

________________________________________

SERIES 1998-D SUPPLEMENT

Dated as of July 30, 1998

to

POOLING AND SERVICING AGREEMENT

Dated as of August 4, 1994

_______________________________________

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-D

The Trailer/Page Number is formatted using tables. Please be certain to follow the same.
		SERIES 1998-D SUPPLEMENT, dated as of July 30, 1998 (this "Series Supplement"), by and between MBNA AMERICA BANK, NATIONAL ASSOCIATION, a national banking association, as Seller and Servicer, and THE BANK OF NEW YORK, as Trustee under the Pooling and Servicing Agreement dated as of August 4, 1994 between MBNA America Bank,
National Association and the Trustee (as amended, the "Agreement").

		Section 6.09 of the Agreement provides, among other things, that the Seller and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the delivery by the Trustee to the Seller for the execution and redelivery to the Trustee for authentication of one or more Series of Certificates.

		Pursuant to this Series Supplement, the Seller and the Trust shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.

		SECTION 1. Designation. (a) There is hereby created a Series of Investor Certificates to be issued in two classes pursuant to the Agreement and this Series Supplement and to be known together as the "Series 1998-D Certificates." The two classes shall be designated the Class A 5.80% Asset Backed Certificates, Series 1998-D (the "Class A Certificates") and the Class B Floating Rate Asset Backed Certificates, Series 1998-D (the "Class B Certificates"). The Class A Certificates and the Class B Certificates shall be substantially in the form of Exhibits A-1 and A-2 hereto, respectively. In addition, there is hereby created a third Class of an uncertificated interest in the Trust which shall be deemed to be an "Investor Certificate" for all purposes under the Agreement and this Series Supplement, except as expressly provided herein, and which shall be known as the Collateral Interest, Series 1998-D (the "Collateral Interest").

		(b) Series 1998-D shall be included in Group One (as defined below). Series 1998-D shall not be subordinated to any other Series.

		(c) The Collateral Interest Holder, as holder of an "Investor Certificate" under the Agreement, shall be entitled to the benefits of the Agreement and this Series Supplement upon payment by the Collateral Interest Holder of amounts owing on the Closing Date as agreed to by the Seller and the Collateral Interest Holder. Notwithstanding the foregoing, except as expressly provided herein, (i) the provisions of Article VI and Article XII of the Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of Registered Certificates and the opinion described in subsection 6.09(b)(d)(i) and clauses (a) and (c) of the definition of Tax Opinion in Section 1.01 of the Agreement shall not be applicable to the Collateral Interest, and (ii) the provisions of
Section 3.07 of the Agreement shall not apply to cause the Collateral Interest to be treated as debt for federal, state and local income and franchise tax purposes, but rather the Seller intends and, together with the Collateral Interest Holder, agrees to treat the Collateral Interest for federal, state and local income and franchise tax purposes as representing an equity interest in the assets of the Trust.

		SECTION 2.  Definitions.

		In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. All Article, Section or subsection references herein shall mean Articles, Sections or subsections of the Agreement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Investor Certificates and no other Series of Certificates issued by the Trust.

		"Accumulation Period" shall mean, solely for the purposes of the definition of Group One Monthly Principal Payment as such term is defined in each Supplement relating to Group One, the Controlled Accumulation Period.

		"Accumulation Period Factor" shall mean, for each Monthly Period, a fraction, the numerator of which is equal to the sum of the initial investor interests of all outstanding Series, and the denominator of which is equal to the sum of (a) the Initial Investor Interest, (b) the initial investor interests of all outstanding Series (other than Series 1998-D) which are not expected to be in their revolving periods, and (c) the initial investor interests of all other outstanding Series which are not allocating Shared Principal
Collections to other Series and are in their revolving periods;
provided, however, that this definition may be changed at any time if the Rating Agency Condition is satisfied.

		"Accumulation Period Length" shall have the meaning assigned such term in subsection 4.09(j).

		"Accumulation Shortfall" shall initially mean zero and shall thereafter mean, with respect to any Monthly Period during the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Monthly Period over the amount deposited into the Principal Funding Account pursuant to subsections 4.09(e)(i), 4.09(e)(ii) and 4.09(e)(iii) with respect to the Class A Certificates, the Class B Certificates and the Collateral Interest, respectively, for the previous Monthly Period.

		"Adjusted Investor Interest" shall mean, with respect to any date of determination, an amount equal to the sum of (a) the Class
A Adjusted Investor Interest and (b) the Class B Adjusted Investor Interest and (c) the Collateral Interest Adjusted Amount.

		"Assignee" shall have the meaning specified in subsection
19(a).

		"Aggregate Investor Default Amount" shall mean, with respect to any Monthly Period, the sum of the Investor Default Amounts in respect of such Monthly Period.

		"Available Investor Principal Collections" shall mean with respect to any Monthly Period, an amount equal to (a) the Investor Principal Collections for such Monthly Period, minus (b) the amount of Reallocated Collateral Principal Collections and Reallocated Class B Principal Collections with respect to such Monthly Period which pursuant to Section 4.12 are required to fund the Class A Required
Amount and the Class B Required Amount, plus (c) the amount of Shared Principal Collections with respect to Group One that are allocated to Series 1998-D in accordance with subsection 4.13(b).

		"Available Reserve Account Amount" shall mean, with respect to any Transfer Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (after taking into account any interest and earnings retained in the Reserve Account pursuant to subsection
4.15(b) on such date), but before giving effect to any deposit made or to be made pursuant to subsection 4.11(i) to the Reserve Account on such date), and (b) the Required Reserve Account Amount.

		"Available Swap Reserve Fund Amount" shall mean, with respect to any Transfer Date, the lesser of (a) the amount on deposit in the Swap Reserve Fund on such date (after taking into account any interest and earnings retained in the Swap Reserve Fund pursuant to subsection 4.16(b) on such date), and (b) the Required Swap Reserve Fund Amount.

		"Base Rate" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Monthly Interest, the Class B Monthly Interest, the Collateral Minimum Monthly Interest, and the Net
Swap Payment, if any, each for the related Interest Period, less the Net Swap Receipt, if any, deposited in the Finance Charge Account for such Interest Period, and the Certificateholder Servicing Fee and the Servicer Interchange, each with respect to such Monthly Period, and the denominator of which is the Investor Interest as of the close of business on the last day of such Monthly Period.

		"Certificateholder Servicing Fee" shall have the meaning specified in subsection 3(a) hereof.

		"Class A Account Percentage" shall mean, with respect to any date of determination, the percentage equivalent of a fraction, the numerator of which is the aggregate amount on deposit in the Principal Funding Account with respect to Class A Monthly Principal as of the Record Date preceding the related Transfer Date and the denominator of which is the aggregate amount on deposit in the Principal Funding Account with respect to Class A Monthly Principal and Class B Monthly Principal as of the Record Date preceding the related Transfer Date.

		"Class A Additional Interest" shall have the meaning specified in subsection 4.06(a).

		"Class A Adjusted Investor Interest" shall mean, with respect to any date of determination, an amount equal to the Class A Investor Interest minus the funds on deposit in the Principal Funding Account (in an amount not to exceed the Class A Investor Interest) on such date of determination.

		"Class A Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Class A Floating Allocation of the Collections of Finance Charge Receivables and amounts with respect to Annual Membership Fees allocated to the Investor Certificates and deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 4.03(a) and Section 2.08 of the Agreement and subsection 3(b) of this Series Supplement), excluding the portion of Collections of Finance Charge Receivables attributable to Servicer Interchange, (b) an amount equal to the product of (i) the Class A Account Percentage and (ii) the Principal Funding Investment Proceeds, if any, with respect to the related
Transfer Date, (c) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date to be treated as Class A Available Funds pursuant to subsections 4.15(b) and 4.15(d)(i), (d) the Net Swap Receipt, if any, deposited in the Finance Charge Account with respect to such Monthly Period and previously due but not paid Net Swap Receipts, if any, deposited in the Finance Charge Account with respect to such Monthly Period, (e) amounts, if any, to be withdrawn from the Swap Reserve Fund which will be deposited into the Finance Charge Account on the related Transfer Date pursuant to subsection 4.16(d), and (f) amounts, if any, to be withdrawn from the Interest Reserve Account and deposited into the Finance Charge Account on the related Transfer Date pursuant to subsection 4.20(c).

		"Class A Certificate Rate" shall mean 5.80% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months.

		"Class A Certificateholder" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

		"Class A Certificates" shall mean any of the certificates executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

		"Class A Deficiency Amount" shall have the meaning specified in subsection 4.06(a).

		"Class A Fixed Allocation" shall mean, with respect to any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period.

		"Class A Floating Allocation" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided, however, that, with respect to the first Monthly Period, the Class A Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Investor Interest and the denominator of which is the Initial Investor Interest.

		"Class A Initial Investor Interest" shall mean the aggregate initial principal amount of the Class A Certificates, which is $475,000,000.

		"Class A Investor Allocation" shall mean with respect to any Monthly Period, (a) with respect to Default Amounts and Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class A Floating Allocation, and (b) with respect to Principal Receivables during the Controlled Accumulation Period, the Rapid Accumulation Period or the Rapid Amortization Period, the Class A Fixed Allocation.

		"Class A Investor Charge-Offs" shall have the meaning specified in subsection 4.10(a).

		"Class A Investor Default Amount" shall mean, with respect to each Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and
(b) the Class A Floating Allocation applicable for the related Monthly
Period.

		"Class A Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Class A Initial Investor Interest, minus (b) the aggregate amount of principal payments made to Class A Certificateholders prior to such date and minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs pursuant to subsection 4.10(a) over Class A Investor Charge-Offs reimbursed pursuant to subsection 4.11(b) prior to such date of determination; provided, however, that the Class A Investor Interest may not be reduced below zero.

		"Class A Monthly Interest" shall mean the monthly interest distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.06(a).

		"Class A Monthly Principal" shall mean the monthly principal distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.07(a).

		"Class A Required Amount" shall have the meaning specified in subsection 4.08(a).

		"Class A Servicing Fee" shall have the meaning specified in subsection 3(a) of this Series Supplement.

		"Class B Account Percentage" shall mean, with respect to any date of determination, the percentage equivalent of a fraction, the numerator of which is the aggregate amount on deposit in the Principal Funding Account with respect to Class B Monthly Principal as of the Record Date preceding the related Transfer Date and the denominator of which is the aggregate amount on deposit in the Principal Funding Account with respect to Class A Monthly Principal and Class B Monthly Principal as of the Record Date preceding the related Transfer Date.

		"Class B Additional Interest" shall have the meaning specified in subsection 4.06(b).

		"Class B Adjusted Investor Interest" shall mean, with respect to any date of determination, an amount equal to the Class B Investor Interest minus the excess, if any, of the Principal Funding Account Balance over the Class A Investor Interest on such date of determination (such excess not to exceed the Class B Investor Interest).

		"Class B Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Class B Floating Allocation of the Collections of Finance Charge Receivables and amounts with respect to Annual Membership Fees allocated to the Investor Certificates and deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 4.03(a) and Section 2.08 of the Agreement and subsection 3(b) of this Series Supplement), excluding the portion of Collections of Finance Charge Receivables attributable to Servicer Interchange, (b) an amount equal to the product of (i) the Class B Account Percentage and (ii) the Principal Funding Investment Proceeds, if any, with respect to the related
Transfer Date and (c) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date to be treated as Class B Available Funds pursuant to subsection 4.15(d)(ii).

		"Class B Certificate Rate" shall mean from the Closing Date through but excluding August 17, 1998 and from and including August 17, 1998 through but excluding September 15, 1998, and with respect to each Interest Period thereafter, a per annum rate equal to 0.25% in excess of LIBOR, as determined on the related LIBOR Determination Date.

		"Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

		"Class B Certificates" shall mean any of the certificates executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

		"Class B Deficiency Amount" shall have the meaning specified in subsection 4.06(b).

		"Class B Fixed Allocation" shall mean, with respect to any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period.

		"Class B Floating Allocation" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided, however, that, with respect to the first Monthly Period, the Class B Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Investor Interest and the denominator of which is the Initial Investor Interest.

		"Class B Initial Investor Interest" shall mean the aggregate initial principal amount of the Class B Certificates, which is $42,000,000.

		"Class B Investor Allocation" shall mean with respect to any Monthly Period, (a) with respect to Default Amounts and Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the Class B Floating Allocation, and (b) with respect to Principal Receivables during the Controlled Accumulation Period, the Rapid Accumulation Period or the Rapid Amortization Period, the Class B Fixed Allocation.

		"Class B Investor Charge-Offs" shall have the meaning specified in subsection 4.10(b).

		"Class B Investor Default Amount" shall mean, with respect to each Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and
(b) the Class B Floating Allocation applicable for the related Monthly
Period.

		"Class B Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Class B Initial Investor Interest, minus (b) the aggregate amount of principal payments made to Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Transfer Dates pursuant to subsection 4.10(b), minus (d) the amount of the Reallocated Class B Principal Collections allocated pursuant to subsection 4.12(a) on all prior Transfer Dates for which the Collateral Interest Amount has not been reduced, minus (e) an amount equal to the amount by which the Class B Investor Interest has been reduced on all prior Transfer Dates pursuant to subsection 4.10(a) and plus (f) the aggregate amount of Excess Spread allocated and available on all prior Transfer Dates pursuant to subsection 4.11(d) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Class B Investor Interest may not be reduced below zero.

		"Class B Monthly Interest" shall mean the monthly interest distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.06(b).

		"Class B Monthly Principal" shall mean the monthly principal distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.07(b).

		"Class B Required Amount" shall have the meaning specified in subsection 4.08(b).

		"Class B Servicing Fee" shall have the meaning specified in subsection 3(a) hereof.

		"Closing Date" shall mean July 30, 1998.

		"Code" shall mean the Internal Revenue Code of 1986, as amended.

		"Collateral Allocation" shall mean with respect to any Monthly Period, (a) with respect to Default Amounts and Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the Collateral Floating Allocation, and (b) with respect to Principal Receivables during the Controlled Accumulation Period, the Rapid Accumulation Period or the Rapid Amortization Period, the Collateral Fixed Allocation.

		"Collateral Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the Collateral Floating Allocation of the Collections of Finance Charge Receivables and amounts with respect to Annual Membership Fees allocated to the Investor Certificates and deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 4.03(a) and Section 2.08 of the Agreement and subsection 3(b) of this Series Supplement), excluding the portion of Collections of Finance Charge Receivables attributable to Servicer Interchange.

		"Collateral Charge-Offs" shall have the meaning specified in subsection 4.10(c).

		"Collateral Default Amount" shall mean, with respect to any Transfer Date, an amount equal to the product of (a) the Aggregate
Investor Default Amount for the related Monthly Period and (b) the Collateral Floating Allocation applicable for the related Monthly
Period.

		"Collateral Fixed Allocation" shall mean with respect to any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Interest Amount as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period.

		"Collateral Floating Allocation" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Interest Adjusted Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided, however, that, with respect to the first Monthly Period, the Collateral Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Collateral Interest Initial Amount and the denominator of which is the Initial Investor Interest.

		"Collateral Interest" shall mean a fractional undivided interest in the Trust which shall consist of the right to receive (i) to the extent necessary to make the required payments to the Collateral Interest Holder under this Series Supplement, the portion of Collections allocable thereto under the Agreement and this Series Supplement, funds on deposit in the Collection Account allocable thereto pursuant to the Agreement and this Series Supplement, and funds on deposit in the Principal Funding Account or any other Series Account (and any investment earnings thereon, net of investment expenses and losses, if and to the extent specifically provided herein) allocable thereto pursuant to the Agreement and this Series Supplement and (ii) amounts available for payment to the Collateral Interest Holder pursuant to subsection 4.11(j) and Sections 4.15, 4.16 and 4.19.

		"Collateral Interest Adjusted Amount" shall mean, with respect to any date of determination, an amount equal to the Collateral Interest Amount minus the excess, if any, of the Principal Funding Account Balance over the sum of the Class A Investor Interest and the Class B Investor Interest on such date of determination (such excess not to exceed the Collateral Interest Amount).

		"Collateral Interest Amount" shall mean, an amount equal to
(a) the Collateral Interest Initial Amount, minus (b) the aggregate amount of principal payments made to the Collateral Interest Holder prior to such date, minus (c) the aggregate amount of Collateral Charge-Offs for all prior Transfer Dates pursuant to subsection
4.10(c), minus (d) the amount of Reallocated Principal Collections allocated pursuant to subsections 4.12(a) and (b) on all prior Transfer Dates, minus (e) an amount equal to the amount by which the Collateral Interest Amount has been reduced on all prior Transfer Dates pursuant to subsections 4.10(a) and (b), and plus (f) the aggregate amount of Excess Spread allocated and available on all prior Transfer Dates pursuant to subsection 4.11(h) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided further, however, that the Collateral Interest Amount may not be reduced below zero.

		"Collateral Interest Holder" shall mean the entity so designated in writing by the Seller to the Trustee.

		"Collateral Interest Initial Amount" shall mean
$42,000,000.

		"Collateral Interest Servicing Fee" shall have the meaning specified in subsection 3(a) hereof.

		"Collateral Minimum Monthly Interest" shall mean the monthly interest distributable in respect of the Collateral Interest Amount as calculated in accordance with subsection 4.06(c).

		"Collateral Minimum Rate" shall mean, for any Interest Period, the rate specified in the Transfer Agreement; provided, however, that the Collateral Minimum Rate shall not exceed a rate of 8.00% per annum.

		"Collateral Monthly Principal" shall mean the monthly principal distributable in respect of the Collateral Interest Amount as calculated in accordance with subsection 4.07(c).

		"Controlled Accumulation Amount" shall mean for any Transfer Date with respect to the Controlled Accumulation Period, $46,583,333.33; provided, however, that if the Accumulation Period Length is determined to be less than 12 months pursuant to subsection 4.09(j), the Controlled Accumulation Amount for each Transfer Date with respect to the Controlled Accumulation Period will be equal to (i) the product of (x) the Initial Investor Interest and (y) the Accumulation Period Factor for such Monthly Period divided by (ii) the Required Accumulation Factor Number.

		"Controlled Accumulation Period" shall mean, unless a Pay Out Event shall have occurred prior thereto, the period commencing at the close of business on June 30, 2002 or such later date as is determined in accordance with subsection 4.09(j) and ending on the first to occur of (a) a Pay Out Commencement Date and (b) the Series 1998-D Termination Date.

		"Controlled Deposit Amount" shall mean, with respect to any Transfer Date, the sum of (a) the Controlled Accumulation Amount for such Transfer Date and (b) any existing Accumulation Shortfall.

	 	"Covered Amount" shall mean an amount, determined as of each Transfer Date with respect to the Controlled Accumulation Period or the Rapid Accumulation Period and the first Transfer Date with respect to the Rapid Amortization Period, equal to the sum of (a) the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period, or, in the event the Interest Rate Swap has been terminated, the numerator of which is 30, and, in either case, the denominator of which is 360, times (ii) the Swap Floating Rate, or, in the event the Interest Rate Swap has been terminated, the Class A Certificate Rate, in either case, in effect with respect to such Interest Period, times (iii) the aggregate amount on deposit in the Principal Funding Account with respect to Class A Monthly Principal as of the Record Date preceding such Transfer Date, plus (b) the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (ii) the Class B Certificate Rate in effect with respect to such Interest Period times (iii) the aggregate amount on deposit in the Principal Funding Account with respect to Class B Monthly Principal as of the Record Date preceding such Transfer Date.

		"Credit Enhancement" shall mean (a) with respect to the Class A Certificates, the subordination of the Class B Certificates and the Collateral Interest, and (b) with respect to the Class B
Certificates, the subordination of the Collateral Interest.

		"Credit Enhancement Provider" shall mean the Collateral
Interest Holder.

		"Cumulative Series Principal Shortfall" shall mean the sum of the Series Principal Shortfalls (as such term is defined in each of the related Series Supplements) for each Series in Group One.

		"Daily Principal Shortfall" shall mean, on any date of determination, the excess of the Group One Monthly Principal Payment for the Monthly Period relating to such date over the month to date amount of Collections processed in respect of Principal Receivables for such Monthly Period allocable to investor certificates of all outstanding Series in Group One, not subject to reallocation, which are on deposit or to be deposited in the Principal Account on such date.

		"Distribution Date" shall mean September 15, 1998 and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

		"Excess Spread" shall mean, with respect to any Transfer Date, the sum of the amounts with respect to such Transfer Date, if any, specified pursuant to subsections 4.09(a)(v), 4.09(b)(iii) and 4.09(c)(ii).

		"Fitch" shall mean Fitch IBCA, Inc. or its successors.

		"Fixed Amount" shall mean, for any Transfer Date, an amount equal to the fixed amount payable by the Swap Counterparty to the Trust for such date pursuant to the Interest Rate Swap.

		"Fixed Investor Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables in the Trust determined as of the close of business on the last day of the prior Monthly Period and (b) the sum of the numerators used to calculate the Investor Percentages (as such term is defined in the Agreement) for allocations with respect to Principal Receivables for all outstanding Series on such date of determination; provided, however, that with respect to any Monthly Period in which an Addition
Date occurs or in which a Removal Date occurs on which, if any Series has been paid in full, Principal Receivables in an aggregate amount approximately equal to the initial investor interest of such Series are removed from the Trust, the denominator determined pursuant to clause
(a) hereof shall be (i) the aggregate amount of Principal Receivables in the Trust as of the close of business on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal
Date and (ii) the aggregate amount of Principal Receivables in the Trust as of the beginning of the day on the related Addition Date or Removal Date after adjusting for the aggregate amount of Principal Receivables added to or removed from the Trust on the related Addition
Date or Removal Date, for the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period.

		"Floating Amount" shall mean, for any Transfer Date, an amount equal to the floating amount payable by the Trust to the Swap Counterparty for such date pursuant to the Interest Rate Swap.

		"Floating Investor Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Initial Investor Interest) and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables as of the close of business on the last day of the preceding Monthly Period (or with respect to the first calendar month in the first Monthly Period, the aggregate amount of Principal Receivables in the Trust as of the close of business on the day immediately preceding the Closing Date and with respect to the second calendar month in the first Monthly Period, the aggregate amount of Principal Receivables as of the close of business on the last day of the first calendar month in the first Monthly Period), and (b) the sum of the numerators used to calculate the Investor Percentages (as such term is defined in the Agreement) for allocations with respect to Finance Charge Receivables, Default Amounts or Principal Receivables, as applicable, for all outstanding Series on such date of determination; provided, however, that with respect to any Monthly
Period in which an Addition Date occurs or in which a Removal Date occurs on which, if any Series has been paid in full, Principal Receivables in an aggregate amount approximately equal to the initial investor interest of such Series are removed from the Trust, the denominator determined pursuant to clause (a) hereof shall be (i) the aggregate amount of Principal Receivables in the Trust as of the close of business on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date and (ii) the aggregate amount of Principal Receivables in the Trust as of the beginning of the day on the related Addition Date or Removal Date after adjusting for the aggregate amount of Principal Receivables added to or removed from the Trust on the related Addition Date or Removal Date, for the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period.

		"Group One" shall mean Series 1998-D and each other Series specified in the related Supplement to be included in Group One.

		"Group One Monthly Principal Payment" shall mean with respect to any Monthly Period, for all Series in Group One (including Series 1998-D) which are in an Amortization Period or Accumulation Period (as such terms are defined in the related Supplements for all Series in Group One), the sum of (a) the Controlled Distribution Amount for the related Transfer Date for any Series in its Controlled Amortization Period (as such terms are defined in the related Supplements for all Series in Group One), (b) the Controlled Deposit Amount for the related Transfer Date for any Series in its Accumulation Period, other than its Rapid Accumulation Period, if applicable (as such terms are defined in the related Supplements for all Series in Group One), (c) the Investor Interest as of the end of the prior Monthly Period taking into effect any payments to be made on the following Distribution Date for any Series in Group One in its Principal Amortization Period or Rapid Amortization Period (as such terms are defined in the related Supplements for all Series in Group
One), (d) the Adjusted Investor Interest as of the end of the prior Monthly Period taking into effect any payments or deposits to be made on the following Transfer Date and Distribution Date for any Series in Group One in its Rapid Accumulation Period (as such terms are defined in the related Supplements for all Series in Group One) , and (e) such other amounts as may be specified in the related Supplements for all Series in Group One.

		"Initial Investor Interest"  shall mean $559,000,000.

		"Interest Period" shall mean, with respect to any Distribution Date, the period from and including the previous
Distribution Date (or in the case of the first Distribution Date, from and including the Closing Date) through the day preceding such Distribution Date.

"Interest Rate Swap" shall mean the ISDA Master Agreement, together with the Schedule thereto, each dated as of the Closing Date between the Trustee on behalf of the Trust and the Swap Counterparty, as such Interest Rate Swap may be amended, modified or replaced.

"Interest Reserve Account" shall have the meaning specified in subsection 4.19(g).

		"Interest Reserve Account Event" shall have the meaning specified in subsection 4.19(g).

		"Investment Letter" shall have the meaning specified in subsection 19(b).

		"Investor Certificateholder" shall mean (a) with respect to the Class A Certificates, the holder of record of a Class A
Certificate, (b) with respect to the Class B Certificates, the holder of record of a Class B Certificate and (c) with respect to the Collateral Interest, the Collateral Interest Holder.

		"Investor Certificates" shall mean the Class A
Certificates, the Class B Certificates and the Collateral Interest.

		"Investor Default Amount" shall mean, with respect to any Receivable in a Defaulted Account, an amount equal to the product of
(a) the Default Amount and (b) the Floating Investor Percentage on the day such Account became a Defaulted Account.

		"Investor Interest" shall mean, on any date of determination, an amount equal to the sum of (a) the Class A Investor Interest, (b) the Class B Investor Interest and (c) the Collateral Interest Amount, each as of such date.

		"Investor Percentage" shall mean for any Monthly Period,
(a) with respect to Finance Charge Receivables and Default Amounts at any time and Principal Receivables during the Revolving Period, the Floating Investor Percentage and (b) with respect to Principal
Receivables during the Controlled Accumulation Period, the Rapid
Accumulation Period or the Rapid Amortization Period, the Fixed
Investor Percentage.

		"Investor Principal Collections" shall mean, with respect to any Monthly Period, the sum of (a) the aggregate amount deposited into the Principal Account for such Monthly Period pursuant to subsections 4.05(a)(ii), (iii) and (iv), 4.05(b)(ii), (iii) and (iv), 4.05(c)(ii) or 4.05(d)(ii), in each case, as applicable to such Monthly Period, (b) the aggregate amount to be treated as Investor Principal Collections pursuant to subsections 4.09(a)(iv) and 4.11(a), (b), (c),
(d), (g) and (h) for such Monthly Period (other than such amount paid from Reallocated Principal Collections), and (c) the aggregate amount of Unallocated Principal Collections deposited into the Principal
Account pursuant to subsection 4.05(e).

		"Investor Servicing Fee" shall have the meaning specified in subsection 3(a) hereof.

		"LIBOR" shall mean, for any Interest Period, the London interbank offered rate for one-month United States dollar deposits determined by the Trustee on the LIBOR Determination Date for each Interest Period in accordance with the provisions of Section 4.17.

		"LIBOR Determination Date" shall mean, July 28, 1998 for the period from the Closing Date through but excluding August 17, 1998, August 13, 1998 for the period from and including August 17, 1998 through but excluding September 15, 1998, and the second London
Business Day prior to the commencement of the second and each subsequent Interest Period.

		"London Business Day" shall mean any Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market.

		"Monthly Interest" shall mean, with respect to any Transfer Date, the sum of (a) the Class A Monthly Interest, the Class A
Additional Interest, if any, and the unpaid Class A Deficiency Amount, if any, (b) the Class B Monthly Interest, the Class B Additional
Interest, if any, and the unpaid Class B Deficiency Amount, if any, (c) the Collateral Minimum Monthly Interest and any previously due and the unpaid Collateral Minimum Monthly Interest, and (d) the Net Swap
Payment, if any, and previously due but not paid Net Swap Payments, if any, each with respect to such Transfer Date.

		"Monthly Period" shall have the meaning specified in the Agreement, except that the first Monthly Period with respect to the Investor Certificates shall begin on and include the Closing Date and shall end on and include August 31, 1998.

		"Net Servicing Fee Rate" shall mean (a) so long as the Seller or The Bank of New York is the Servicer, 1.25% per annum and (b) if the Seller or The Bank of New York is no longer the Servicer, 2.0% per annum.

"Net Swap Payment" shall mean, for any Transfer Date, (a) if the netting provisions of subsection 2(c)(ii) of the Interest Rate Swap apply, the amount by which the Floating Amount for such date exceeds the Fixed Amount for such date, and (b) otherwise, an amount equal to the Floating Amount for such date.

"Net Swap Receipt" shall mean, for any Transfer Date, (a) if the netting provisions of subsection 2(c)(ii) of the Interest Rate Swap apply, the amount by which the Fixed Amount for such date exceeds the Floating Amount for such date, and (b) otherwise, an amount equal to the Fixed Amount for such date.

"Notional Amount" shall mean the Notional Amount as defined in the Interest Rate Swap.

		"Pay Out Commencement Date" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.01 or a Series 1998-D Pay Out Event is deemed to occur pursuant to Section 9 hereof.

		"Permitted Assignee" shall mean any Person who, if it were the Collateral Interest Holder or holder of an interest in the Trust, as applicable, would not cause the Trust to be taxable as a publicly traded partnership for federal income tax purposes.

		"Portfolio Adjusted Yield" shall mean, with respect to any Transfer Date, commencing on and including the December 1998 Transfer Date, the average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Base Rate from the Portfolio Yield for such Monthly Period and deducting 0.5% from the result for each Monthly Period.

		"Portfolio Yield" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of (a) the amount of Collections of Finance Charge Receivables deposited into the Finance Charge Account and allocable to the Investor Certificates for such Monthly Period, (b) the amount with respect to Annual Membership Fees deposited into the Finance Charge Account and allocable to the Investor Certificates for such Monthly Period, (c) the Principal Funding Investment Proceeds deposited into the Finance Charge Account on the Transfer Date related to such Monthly Period, (d) the amount of the Reserve Draw Amount (up to the Available Reserve Account Amount) plus any amounts of interest and earnings described in subsection 4.15, each deposited into the Finance Charge Account on the Transfer Date relating to such Monthly Period, (e) the amount of the Swap Reserve Draw Amount (up to the Available Swap Reserve Fund Amount) deposited into the
Finance Charge Account on the Transfer Date relating to such Monthly Period, and (f) any amount deposited to the Finance Charge Account from the Interest Reserve Account on the related Transfer Date pursuant to
Section 4.20, such sum to be calculated on a cash basis after subtracting the Aggregate Investor Default Amount for such Monthly Period, and the denominator of which is the Investor Interest as of the close of business on the last day of such Monthly Period.

		"Principal Funding Account" shall have the meaning set forth in subsection 4.14(a).

		"Principal Funding Account Balance" shall mean, with respect to any date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

		"Principal Funding Investment Proceeds" shall mean, with respect to each Transfer Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

		"Prospectus" shall mean the prospectus and the prospectus supplement as filed with the Securities and Exchange Commission under Rule 424(b) of the Securities Act relating to the Series 1998-D
Certificates.

"Rapid Accumulation Period" shall mean, unless the Interest
Rate Swap has been terminated or an Interest Reserve Account Event has occurred, the period commencing on a Series 1998-D Pay Out Event and continuing to the earlier of (a) the commencement of the Rapid
Amortization Period and (b) the Scheduled Payment Date.

		"Rapid Amortization Period" shall mean the Amortization Period commencing on the earlier of the day on which either (a) a Trust Pay Out Event occurs or (b) (i) a Series 1998-D Pay Out Event occurs or has occurred and (ii) either the Interest Rate Swap is or has been terminated or an Interest Reserve Account Event occurs or has occurred and ending on the earlier to occur of (a) the Series 1998-D Termination Date and (b) the termination of the Trust pursuant to Section 12.01.

		"Rating Agency" shall mean Moody's and Standard & Poor's.

		"Rating Agency Condition" shall mean the notification in writing by each Rating Agency to the Seller, the Servicer and the Trustee that an action will not result in any Rating Agency reducing or withdrawing its then existing rating of the investor certificates of any outstanding Series or class of a Series with respect to which it is a Rating Agency.

		"Reallocated Class B Principal Collections" shall mean, with respect to any Transfer Date, Collections of Principal Receivables applied in accordance with subsection 4.12(a) in an amount not to exceed the product of (a) the Class B Investor Allocation with respect to the Monthly Period relating to such Transfer Date and (b) the Investor Percentage with respect to the Monthly Period relating to such Transfer Date and (c) the amount of Collections of Principal Receivables with respect to the Monthly Period relating to such Transfer Date; provided, however, that such amount shall not exceed the Class B Investor Interest after giving effect to any Class B Investor Charge-Offs for such Transfer Date.

		"Reallocated Collateral Principal Collections" shall mean, with respect to any Transfer Date, Collections of Principal Receivables applied in accordance with subsections 4.12(a) and (b) in an amount not to exceed the product of (a) the Collateral Allocation with respect to the Monthly Period relating to such Transfer Date and (b) the Investor Percentage with respect to the Monthly Period relating to such Transfer Date and (c) the amount of Collections of Principal Receivables with respect to the Monthly Period relating to such Transfer Date; provided, however, that such amount shall not exceed the Collateral Interest
Amount after giving effect to any Collateral Charge-Offs for such Transfer Date.

		"Reallocated Principal Collections" shall mean the sum of
(a) Reallocated Class B Principal Collections and (b) Reallocated
Collateral Principal Collections.

		"Reference Banks" shall mean four major banks in the London interbank market selected by the Servicer.

		"Required Accumulation Factor Number" shall be equal to a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the 12 months preceding the date of such calculation; provided, however, that this definition may be changed at any time if the Rating Agency Condition is satisfied.

		"Required Interest Reserve Amount" shall have the meaning specified in subsection 4.19(g).

		"Required Reserve Account Amount" shall mean, with respect to any Transfer Date on or after the Reserve Account Funding Date, an amount equal to (a) 0.5% of the outstanding principal balance of the Class A Certificates or (b) any other amount designated by the Seller; provided, however, that if such designation is of a lesser amount, the Seller shall (i) provide the Servicer, the Collateral Interest Holder and the Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Seller, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 1998-D.

		"Required Swap Reserve Fund Amount" shall have the meaning specified in the Supplemental Swap Letter.

		"Reserve Account" shall have the meaning specified in subsection 4.15(a).

		"Reserve Account Funding Date" shall mean the Transfer Date which occurs not later than the earliest of (a) the Transfer Date with respect to the Monthly Period which commences 3 months prior to the commencement of the Controlled Accumulation Period; (b) the first
Transfer Date for which the Portfolio Adjusted Yield is less than 2%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 12 months prior to the commencement of the Controlled Accumulation Period; (c) the first Transfer Date for which the Portfolio Adjusted Yield is less than 3%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 6 months prior to the commencement of the Controlled
Accumulation Period; and (d) the first Transfer Date for which the Portfolio Adjusted Yield is less than 4%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 4 months prior to the commencement of the Controlled Accumulation Period.

		"Reserve Account Surplus" shall mean, as of any Transfer Date following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

		"Reserve Draw Amount" shall mean, with respect to each Transfer Date relating to the Controlled Accumulation Period or the earlier of (a) the first Transfer Date relating to the Rapid Accumulation Period and (b) the first Transfer Date relating to the Rapid Amortization Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date are less than the Covered Amount determined as of such Transfer Date.

		"Revolving Period" shall mean the period from and including the Closing Date to, but not including, the earlier of (a) the day the Controlled Accumulation Period commences and (b) the Pay Out
Commencement Date.

		"Scheduled Payment Date" shall mean the July 2003
Distribution Date.

		"Series 1998-D" shall mean the Series of the MBNA Master Credit Card Trust II represented by the Investor Certificates.

		"Series 1998-D Certificateholders" shall mean the holder of record of a Series 1998-D Certificate.

		"Series 1998-D Certificates" shall mean the Class A Certificates and the Class B Certificates.

		"Series 1998-D Pay Out Event" shall have the meaning specified in Section 9 hereof.

		"Series 1998-D Termination Date" shall mean the earliest to occur of (a) the Distribution Date on which the Investor Interest is paid in full, (b) the December 2005 Distribution Date and (c) the Trust Termination Date.

		"Series Principal Shortfall" shall mean with respect to any Transfer Date, the excess, if any, of (a) (i) with respect to any Transfer Date relating to the Controlled Accumulation Period, the Controlled Deposit Amount for such Transfer Date, and (ii) with respect to any Transfer Date relating to the Rapid Accumulation Period or the Rapid Amortization Period, the Adjusted Investor Interest over (b) the Investor Principal Collections minus the Reallocated Principal
Collections for such Transfer Date.

		"Series Servicing Fee Percentage" shall mean 2.0%.

		"Servicer Interchange" shall mean, for any Transfer Date, the portion of Collections of Finance Charge Receivables allocated to the Investor Certificates and deposited in the Finance Charge Account with respect to the related Monthly Period that is attributable to Interchange; provided, however, that Servicer Interchange for any Transfer Date shall not exceed one-twelfth of the product of (i) the Adjusted Investor Interest as of the last day of the related Monthly Period and (ii) 0.75%; provided further, however, with respect to the first Transfer Date, the Servicer Interchange may equal but shall not exceed $361,020.83.

		"Shared Principal Collections" shall mean, with respect to any Transfer Date, either (a) the amount allocated to the Investor Certificates which may be applied to the Series Principal Shortfall with respect to other outstanding Series in Group One or (b) the amounts allocated to the investor certificates of other Series in Group One which the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover the Series Principal Shortfall with respect to the Investor Certificates.

"Supplemental Swap Letter" shall mean that certain letter agreement designated as the Supplemental Swap Letter, dated as of the Closing Date, between the Seller, the Trustee and the Swap
Counterparty.

"Swap Counterparty" shall have the meaning specified in the Interest Rate Swap.

"Swap Fixed Rate" shall mean for any applicable Interest
Period, the fixed rate specified in the Interest Rate Swap.

"Swap Floating Rate" shall mean for any applicable Interest
Period, the floating rate specified in the Interest Rate Swap.

"Swap Reserve Draw Amount" shall have the meaning specified in subsection 4.16(c).

"Swap Reserve Fund" shall have the meaning specified in subsection 4.16(a).

"Swap Reserve Fund Surplus" shall mean, as of any Transfer
Date, the amount, if any, by which the amount on deposit in the Swap Reserve Fund exceeds the Required Swap Reserve Fund Amount.

		"Telerate Page 3750" shall mean the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

		"Transfer" shall have the meaning specified in subsection
19(a).

		"Transfer Agreement" shall mean the agreement among MBNA and the Collateral Interest Holder, dated as of the Closing Date, as amended or modified from time to time, relating to the transfer of the Collateral Interest.

		"Unallocated Principal Collections" shall have the meaning specified in subsection 4.05(e).


		SECTION 3. Servicing Compensation and Assignment of Interchange. (a) The share of the Servicing Fee allocable to Series 1998-D with respect to any Transfer Date (the "Investor Servicing Fee") shall be equal to one-twelfth of the product of (i) the Series Servicing Fee Percentage and (ii) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Investor Servicing Fee shall be equal to $962,722.22. On each Transfer Date for which the Seller or The Bank of New York is the Servicer, the Servicer Interchange with respect to the related Monthly Period that is on deposit in the Finance Charge Account shall be withdrawn from the Finance Charge Account and paid to the Servicer in payment of a portion of the Investor Servicing Fee with respect to such Monthly Period. Should the Servicer Interchange on deposit in the Finance Charge Account on any Transfer Date with respect to the related Monthly Period be less than one-twelfth of 0.75% of the Adjusted Investor Interest as of the last day of such Monthly Period, the Investor Servicing Fee with respect to such Monthly Period will not be paid to the extent of such insufficiency of Servicer Interchange on deposit in the Finance Charge Account. The Servicer Interchange with respect to the first Transfer Date may equal but shall not exceed $361,020.83. The share of the Investor Servicing Fee allocable to the Class A Investor Interest with respect to any Transfer Date (the "Class A Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class A Floating Allocation, (ii) the Net Servicing Fee Rate and (iii) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Class A Servicing Fee shall be equal to $511,284.73. The share of the Investor Servicing Fee allocable to the Class B Investor Interest with respect to any Transfer Date (the "Class B Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class B Floating Allocation, (ii) the Net Servicing Fee Rate and (iii) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Class B Servicing Fee shall be equal to $45,208.33. The share of the Investor Servicing Fee allocable to the Collateral Interest Amount with respect to any Transfer Date (the "Collateral Interest Servicing Fee," and together with the Class A Servicing Fee and the Class B Servicing Fee, the "Certificateholder Servicing Fee") shall be equal to one-twelfth of the product of (i) the Collateral Floating Allocation, (ii) the Net Servicing Fee Rate and
(iii) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Collateral Interest Servicing Fee shall be equal to $45,208.33. Except as specifically provided above, the Servicing Fee shall be paid by the cash flows from the Trust allocated to the Seller or the certificateholders of other Series (as provided in the related Supplements) and in no event shall the Trust, the Trustee or the Investor Certificateholders be liable therefor. The Class A Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.09(a)(iii) and 4.11(a). The Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.09(b)(ii) and 4.11(c). The Collateral Interest Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsection 4.11(f) or, if applicable, subsection 4.09(c)(i).

		(b) On or before each Transfer Date, the Seller shall notify the Servicer of the amount of Interchange to be included as Collections of Finance Charge Receivables and allocable to the Investor Certificateholders with respect to the preceding Monthly Period as determined pursuant to this subsection 3(b). Such amount of Interchange shall be equal to the product of (i) the total amount of Interchange paid or payable to the Seller with respect to such Monthly Period, (ii) a fraction the numerator of which is the aggregate amount of cardholder charges for goods and services in the Accounts with respect to such Monthly Period and the denominator of which is the aggregate amount of cardholder charges for goods and services in all MasterCard and VISA consumer revolving credit card accounts owned by the Seller with respect to such Monthly Period and (iii) the Investor Percentage with regard to Finance Charge Receivables. On each Transfer Date, the Seller shall pay to the Servicer, and the Servicer shall deposit into the Finance Charge Account, in immediately available funds, the amount of Interchange to be so included as Collections of Finance Charge Receivables allocable to the Investor Certificates with respect to the preceding Monthly Period. The Seller hereby assigns, sets-over, conveys, pledges and grants a security interest and lien to the Trustee for the benefit of the Investor Certificateholders in Interchange and the proceeds of Interchange, as set forth in this subsection 3(b). In connection with the foregoing grant of a security interest, this Series Supplement shall constitute a security agreement under applicable law. To the extent that a Supplement for a related Series, other than Series 1998-D, assigns, sets-over, conveys, pledges or grants a security interest in Interchange allocable to the Trust, all Investor Certificates of any such Series (except as otherwise specified in any such Supplement) and the Investor Certificates shall rank pari passu and be equally and ratably entitled as provided herein to the benefits of such Interchange without preference or priority on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Series Supplement and other related Supplements.

		SECTION 4. Reassignment and Transfer Terms. The Investor Certificates shall be subject to retransfer to the Seller at its option, in accordance with the terms specified in subsection 12.02(a), on any Distribution Date on or after the Distribution Date on which the Investor Interest is reduced to an amount less than or equal to 5% of the Initial Investor Interest. The deposit required in connection with any such repurchase shall include the amount, if any, on deposit in the Principal Funding Account and will be equal to the sum of (a) the Investor Interest and (b) accrued and unpaid interest on the Investor Certificates through the day preceding the Distribution Date on which the repurchase occurs.

		SECTION 5. Delivery and Payment for the Certificates. The Seller shall execute and deliver the Series 1998-D Certificates to the Trustee for authentication in accordance with Section 6.01 of the Agreement. The Trustee shall deliver such Certificates when authenticated in accordance with Section 6.02 of the Agreement.

		SECTION 6.  Form of Delivery of the Certificates;
Depository; Denominations.

		(a) The Certificates shall be delivered as Book-Entry Certificates as provided in Sections 6.01 and 6.10 of the Agreement.

		(b) The Depository for the Certificates shall be The Depository Trust Company, and the Certificates shall be initially registered in the name of Cede & Co., its nominee.

		SECTION 7. Article IV of Agreement. Sections 4.01, 4.02 and 4.03 shall be read in their entirety as provided in the Agreement.
Article IV (except for Sections 4.01, 4.02 and 4.03 thereof) shall be read in its entirety as follows and shall be applicable only to the Investor Certificates:


	ARTICLE IV

	RIGHTS OF CERTIFICATEHOLDERS AND
	ALLOCATION AND APPLICATION OF COLLECTIONS

		SECTION 4.04 Rights of Certificateholders and the Collateral Interest Holder. The Investor Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Investor Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Investor Percentage and Fixed Investor Percentage (as applicable from time to time) of Collections received with respect to the Receivables and (b) funds on deposit in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Reserve Account, the Interest Reserve Account and the Distribution Account. The Collateral Interest shall be subordinate to the Class A Certificates and the Class B Certificates. The Class B Certificates shall be subordinate to the Class A Certificates. The Seller Interest shall not represent any interest in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Reserve Account, the Interest Reserve Account or the Distribution Account, except as specifically provided in this Article IV.

		SECTION 4.05  Allocations.

		(a) Allocations During the Revolving Period. During the Revolving Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Certificateholders or the Holder of the Seller Interest and pay or deposit from the Collection Account the following amounts as set forth below:

		(i) Allocate to the Investor Certificateholders the product of (y) the Investor Percentage on the Date of Processing of such Collections and (z) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing, and of that allocation, deposit in the Finance Charge Account an amount equal to either (I) (A) prior to the date on which the amount of Monthly Interest with respect to the related Interest Period is determined by the Servicer, an amount equal to the product of (1) the Investor Percentage on the Date of Processing of such Collections and (2) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing, and (B) at all other times, the difference between (1) the Monthly Interest with respect to the immediately following Transfer Date (plus, if the Seller is not the Servicer, the Certificateholder Servicing
Fee for such Transfer Date plus the amount of any Certificateholder Servicing Fee due but not paid to the Servicer on any prior Transfer Date) and (2) the amounts previously deposited in the Finance Charge Account with respect to the current Monthly Period pursuant to this subsection 4.05(a)(i) or
(II) the amount of Collections of Finance Charge Receivables allocated to the Investor Certificateholders on such Date of Processing pursuant to this subsection 4.05(a)(i); provided, that if a deposit pursuant to subsection 4.05(a)(i)(I) is made on any Date of Processing, on the related Transfer Date, the Servicer shall withdraw from the Collection Account and deposit into the Finance Charge Account an amount equal to the amount of Collections of Finance Charge Receivables that have been allocated to the Investor Certificateholders during the related
Monthly Period but not previously deposited in the Finance Charge
Account. Funds deposited into the Finance Charge Account pursuant to this subsection 4.05(a)(i) shall be applied in accordance with Section 4.09.

		(ii) Deposit into the Principal Account an amount equal to the product of (A) the Collateral Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal
Receivables on such Date of Processing to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.09(d).

		(iii) Deposit into the Principal Account an amount equal to the product of (A) the Class B Investor Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal
Receivables on such Date of Processing to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.09(d).

		(iv) (A) Deposit into the Principal Account an amount equal to the product of (1) the Class A Investor Allocation on the Date of Processing of such Collections, (2) the Investor Percentage on the Date of Processing of such Collections and (3) the aggregate amount of Collections processed in respect of Principal
Receivables on such Date of Processing; provided, however, that the amount deposited into the Principal Account pursuant to this subsection 4.05(a)(iv)(A) shall not exceed the Daily Principal
Shortfall, and (B) pay to the Holder of the Seller Interest an amount equal to the excess, if any, identified in the proviso to clause (A) above; provided, however, that the amount to be paid to the Holder of the Seller Interest pursuant to this subsection
4.05(a)(iv)(B) with respect to any Date of Processing shall be paid to the Holder of the Seller Interest only if the Seller
Interest on such Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.03(b)) and otherwise shall be considered as Unallocated Principal
Collections and deposited into the Principal Account in accordance with subsection 4.05(e); provided further, that in no event shall the amount payable to the Holder of the Seller
Interest pursuant to this subsection 4.05(a)(iv)(B) be greater than the Seller Interest on such Date of Processing.

		(b) Allocations During the Controlled Accumulation Period. During the Controlled Accumulation Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Certificateholders or the Holder of the Seller Interest and pay or deposit from the Collection Account the following amounts as set forth below:

		(i) Deposit into the Finance Charge Account an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing to be applied in accordance with Section
4.09.

		(ii) Deposit into the Principal Account an amount equal to the product of (A) the Collateral Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal
Receivables on such Date of Processing to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.09(e).

		(iii) Deposit into the Principal Account an amount equal to the product of (A) the Class B Investor Allocation on the Date of Processing of such Collections, (B) the Investor Percentage on the Date of Processing of such Collections and (C) the aggregate amount of Collections processed in respect of Principal
Receivables on such Date of Processing to be applied first in accordance with Section 4.12 and then in accordance with subsection 4.09(e).

		(iv) (A) Deposit into the Principal Account an amount equal to the product of (1) the Class A Investor Allocation on the Date of Processing of such Collections, (2) the Investor Percentage on the Date of Processing of such Collections and (3) the aggregate amount of Collections processed in respect of Principal
Receivables on such Date of Processing; provided, however, that the amount deposited into the Principal Account pursuant to this subsection 4.05(b)(iv)(A) shall not exceed the Daily Principal
Shortfall, and (B) pay to the Holder of the Seller Interest an amount equal to the excess identified in the proviso to clause
(A) above, if any; provided, however, that the amount to be paid to the Holder of the Seller Interest pursuant to this subsection
4.05(b)(iv)(B) with respect to any Date of Processing shall be paid to the Holder of the Seller Interest only if the Seller
Interest on such Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.03(b)) and otherwise shall be considered as Unallocated Principal
Collections and deposited into the Principal Account in accordance with subsection 4.05(e); provided further, that in no event shall the amount payable to the Holder of the Seller
Interest pursuant to this subsection 4.05(b)(iv)(B) be greater than the Seller Interest on such Date of Processing.

		(c) Allocations During the Rapid Accumulation Period. During the Rapid Accumulation Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Certificateholders and pay or deposit from the Collection Account the following amounts as set forth below:

		(i) Deposit into the Finance Charge Account an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing to be applied in accordance with Section
4.09.

		(ii) (A) Deposit into the Principal Account an amount equal to the product of (1) the Investor Percentage on the Date of Processing of such Collections and (2) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; provided, however, that the amount deposited into the Principal Account pursuant to this subsection
4.05(c)(ii)(A) shall not exceed the sum of the Adjusted Investor
Interest as of the close of business on the last day of the prior
Monthly Period (after taking into account any payments to be made on the Distribution Date relating to such prior Monthly Period and deposits and any adjustments to be made to the Investor
Interest to be made on the Transfer Date relating to such Monthly
Period) and any Reallocated Principal Collections relating to the Monthly Period in which such deposit is made and (B) pay to the Holder of the Seller Interest an amount equal to the excess, if any, identified in the proviso to clause (A) above; provided, however, that the amount to be paid to the Holder of the Seller
Interest pursuant to this subsection 4.05(c)(ii)(B) with respect to any Date of Processing shall be paid to the Holder of the Seller Interest only if the Seller Interest on such Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.03(b)) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.05(e); provided further, that in no event shall the amount payable to the Holder of the Seller Interest pursuant to this subsection 4.05(c)(ii)(B) be greater than the Seller Interest on such Date of Processing.

(d) Allocations During the Rapid Amortization Period.
During the Rapid Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Certificateholders and pay or deposit from the Collection Account the following amounts as set forth below:

(i) Deposit into the Finance Charge Account an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing to be applied in accordance with Section 4.09.

(ii) (A) Deposit into the Principal Account an amount equal to the product of (1) the Investor Percentage on the Date of Processing of such Collections and (2) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; provided, however, that the amount deposited into the Principal Account pursuant to this subsection 4.05(d)(ii)(A) shall not exceed the sum of the Adjusted Investor Interest as of the close of business on the last day of the prior Monthly Period (after taking into account any payments to be made on the Distribution Date relating to such prior Monthly Period and deposits and any adjustments to be made to the Investor Interest to be made on the Transfer Date relating to such Monthly Period) and any Reallocated Principal Collections relating to the Monthly Period in which such deposit is made and (B) pay to the Holder of the Seller Interest an amount equal to the excess, if any, identified in the proviso to clause (A) above; provided, however, that the amount to be paid to the Holder of the Seller Interest pursuant to this subsection 4.05(d)(ii)(B) with respect to any Date of Processing shall be paid to the Holder of the Seller Interest only if the Seller Interest on such Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.03(b)) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.05(e); provided further, that in no event shall the amount payable to the Holder of the Seller Interest pursuant to this subsection 4.05(d)(ii)(B) be greater than the Seller Interest on such Date of Processing.

		(e) Unallocated Principal Collections. Any Collections in respect of Principal Receivables or Finance Charge Receivables not allocated and paid to the Holder of the Seller Interest because of the limitations contained in subsections 4.05(a)(iv)(B), 4.05(b)(iv)(B), 4.05(c)(ii)(B) and 4.05(d)(ii)(B) and any amounts allocable to the Investor Certificates deposited in the Principal Account pursuant to subsections 2.04(d)(iii) and 4.03(c) ("Unallocated Principal
Collections") shall be held in the Principal Account and, prior to the commencement of the Controlled Accumulation Period, the Rapid
Accumulation Period or the Rapid Amortization Period shall be paid to the Holder of the Seller Interest when, and only to the extent that, the Seller Interest is greater than zero. For each Transfer Date with respect to the Controlled Accumulation Period, the Rapid Accumulation Period or the Rapid Amortization Period, any such Unallocated Principal Collections held in the Principal Account on such Transfer Date shall be included in the Investor Principal Collections which to the extent available shall be distributed as Available Investor Principal
Collections to be applied pursuant to Section 4.09 on such Transfer
Date.

		With respect to the Investor Certificates, and notwithstanding anything in the Agreement or this Series Supplement to the contrary, whether or not the Servicer is required to make monthly or daily deposits from the Collection Account into the Finance Charge Account or the Principal Account pursuant to subsections 4.05(a), 4.05(b), 4.05(c) and 4.05(d), with respect to any Monthly Period (i) the Servicer will only be required to deposit Collections from the Collection Account into the Finance Charge Account or the Principal Account up to the required amount to be deposited into any such deposit account or, without duplication, distributed on or prior to the related Distribution Date to the Investor Certificateholders and (ii) if at any time prior to such Distribution Date the amount of Collections deposited in the Collection Account exceeds the amount required to be deposited pursuant to clause (i) above, the Servicer will be permitted to withdraw the excess from the Collection Account.

		SECTION 4.06  Determination of Monthly Interest.

		(a) The amount of monthly interest distributable with respect to the Class A Certificates shall be an amount equal to one-twelfth of the product of (i) the Class A Certificate Rate times (ii) the outstanding principal balance of the Class A Certificates determined as of the Record Date preceding the related Transfer Date (the "Class A Monthly Interest"); provided, however, that with respect to the first Distribution Date, Class A Monthly Interest will be equal to interest accrued on the initial outstanding principal balance of the Class A Certificates at the Class A Certificate Rate from the Closing Date through and including September 14, 1998; provided further, that in addition to Class A Monthly Interest an amount equal to the amount of any unpaid Class A Deficiency Amounts, as defined below, plus an amount equal to one-twelfth of the product of (A) the sum of the Class A Certificate Rate plus 2% per annum, and (B) any Class A Deficiency Amount from the prior Transfer Date, as defined below (or the portion thereof which has not theretofore been paid to Class A Certificateholders) (the "Class A Additional Interest") shall also be distributable to the Class A Certificates, and on such Transfer Date the Trustee shall deposit such funds, to the extent available, into the Distribution Account; provided further, that the "Class A Deficiency Amount" for any Transfer Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.06(a) as of the prior Interest Period over the amount actually transferred to the Distribution Account for payment of such amount. Class A Monthly Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

		(b) The amount of monthly interest distributable with respect to the Class B Certificates shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Certificate Rate in effect with respect to the related Interest Period, times (ii) the outstanding principal balance of the Class B Certificates determined as of the Record Date preceding the related Transfer Date (the "Class B Monthly Interest"); provided, however, that in addition to the Class B Monthly Interest an amount equal to the amount of any unpaid Class B Deficiency Amounts, as defined below, plus an amount equal to the product of (A)
(1) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times
(2) the sum of the Class B Certificate Rate in effect with respect to the related Interest Period, plus 2% per annum, and (B) any Class B Deficiency Amount from the prior Transfer Date, as defined below (or the portion thereof which has not theretofore been paid to Class B Certificateholders) (the "Class B Additional Interest") shall also be distributable to the Class B Certificates, and on such Transfer Date the Trustee shall deposit such funds, to the extent available, into the Distribution Account; provided further, that the "Class B Deficiency Amount" for any Transfer Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.06(b) as of the prior Interest Period over the amount actually transferred to the Distribution Account for payment of such amount.

		(c) The amount of monthly interest distributable with respect to the Collateral Interest shall be an amount equal to one twelfth of the product of (i) the Collateral Minimum Rate, times (ii) the Collateral Interest Initial Amount less the aggregate amount distributed to the Collateral Interest Holder with respect to the Collateral Monthly Principal for all prior Transfer Dates (the "Collateral Minimum Monthly Interest"); provided, however, that with respect to the first Transfer Date, Collateral Minimum Monthly Interest will include accrued interest at the Collateral Minimum Rate from and including the Closing Date through and including September 14, 1998.

		SECTION 4.07  Determination of Monthly Principal.

		(a) The amount of monthly principal distributable from the Principal Account with respect to the Class A Certificates on each Transfer Date ("Class A Monthly Principal"), beginning with the
Transfer Date in the month following the month in which the Controlled Accumulation Period or, if earlier, the Rapid Accumulation Period or the Rapid Amortization Period begins, shall be equal to the least of
(i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (ii) for each Transfer Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Transfer Date and (iii) the Class A Adjusted Investor Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Section 4.10) prior to any deposit into the Principal Funding Account on such Transfer Date.

		(b) The amount of monthly principal distributable from the Principal Account with respect to the Class B Certificates on each Transfer Date (the "Class B Monthly Principal"), with respect to the Controlled Accumulation Period or the Rapid Accumulation Period, beginning with the Transfer Date on which an amount equal to the Class
A Investor Interest has been deposited in the Principal Funding Account (after taking into account any deposits to be made on such Transfer
Date), or during the Rapid Amortization Period, beginning with the Transfer Date immediately preceding the Distribution Date on which the Class A Investor Interest will be paid in full (after taking into account payments to be made on the related Distribution Date), shall be an amount equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal on such Transfer
Date), (ii) for each Transfer Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Transfer
Date (minus the Class A Monthly Principal with respect to such Transfer
Date) and (iii) the Class B Adjusted Investor Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.10 and 4.12) prior to any deposit into the Principal
Funding Account on such Transfer Date.

		(c) The amount of monthly principal distributable from the Principal Account with respect to the Collateral Interest on each Transfer Date (the "Collateral Monthly Principal"), with respect to the Controlled Accumulation Period, beginning with the Transfer Date on which an amount equal to the sum of (i) the Class A Investor Interest and (ii) the Class B Investor Interest has been deposited in the Principal Funding Account (after taking into account any deposits to be made on such Transfer Date), or during the Rapid Accumulation Period or the Rapid Amortization Period, beginning with the Transfer Date immediately preceding the Distribution Date on which the Class B
Investor Interest will be paid in full (after taking into account payments to be made on the related Distribution Date), shall be an amount equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal and Class B Monthly Principal on such Transfer Date), (ii) for each Transfer Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Transfer Date (minus the Class A Monthly Principal and Class B Monthly Principal with respect to such Transfer Date) and (iii) the Collateral Interest Adjusted Amount (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.10 and 4.12) prior to any deposit into the Principal Funding Account on such Transfer Date.

		SECTION 4.08  Coverage of Required Amount.

		(a) On or before each Transfer Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which the sum of (i) the Class A Monthly Interest for such Transfer Date, plus (ii) the Class A Deficiency Amount, if any, for such Transfer Date, plus (iii) the Class A Additional Interest, if any, for such Transfer Date, plus (iv) the Class A Servicing Fee for the prior Monthly Period plus (v) the Class A Servicing Fee, if any, due but not paid on any prior Transfer Date, plus (vi) the Class A Investor Default Amount, if any, for the prior Monthly Period, plus (vii) the Net Swap Payment, if any, for such Transfer Date, plus (viii) the Net Swap Payments, if any, due but not paid on any prior Transfer Date, exceeds the Class A Available Funds for the related Monthly Period.

		(b) On or before each Transfer Date, the Servicer shall also determine the amount (the "Class B Required Amount"), if any, equal to the sum of (i) the amount, if any, by which the sum of (A) the Class B Monthly Interest for such Transfer Date, plus (B) the Class B Deficiency Amount, if any, for such Transfer Date, plus (C) the Class B Additional Interest, if any, for such Transfer Date, plus (D) the Class B Servicing Fee for the prior Monthly Period, plus (E) the Class B Servicing Fee, if any, due but not paid on any prior Transfer Date, exceeds the Class B Available Funds for the related Monthly Period, plus (ii) the Class B Investor Default Amount, if any, for the prior Monthly Period.

		(c) In the event that the sum of the Class A Required Amount and the Class B Required Amount for such Transfer Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount or Class B Required Amount on or before such Transfer Date. In the event that the Class A Required Amount for such Transfer Date is greater than zero, all or a portion of the Excess Spread with respect to such Transfer Date in an amount equal to the Class A Required Amount, to the extent available, for such Transfer Date shall be distributed from the Finance Charge Account on such Transfer Date pursuant to subsection 4.11(a). In the event that the Class A Required Amount for such Transfer Date exceeds the amount of Excess Spread with respect to such Transfer Date, the Collections of Principal Receivables allocable to the Collateral Interest and the Collections of Principal Receivables allocable to the Class B Certificates with respect to the prior Monthly Period shall be applied as specified in Section 4.12. In the event that the Class B Required Amount for such Transfer Date exceeds the amount of Excess Spread available to fund the Class B Required Amount pursuant to subsection 4.11(c), the Collections of Principal Receivables allocable to the Collateral Interest (after application to the Class A Required Amount) shall be applied as specified in Section 4.12; provided, however, that the sum of any payments pursuant to this paragraph shall not exceed the sum of the Class A Required Amount and the Class B Required Amount.

		SECTION 4.09 Monthly Payments. On or before each Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date or the related Distribution Date, as applicable, to the extent of available funds, the amounts required to be withdrawn from the Finance Charge Account, the Principal Account, the Principal Funding Account and the Distribution Account as follows:

		(a) An amount equal to the Class A Available Funds deposited into the Finance Charge Account for the related Monthly
Period will be distributed on each Transfer Date in the following priority:

		(i) an amount equal to Class A Monthly Interest for such Transfer Date, plus the amount of any Class A Deficiency Amount for such Transfer Date, plus the amount of any Class A Additional
Interest for such Transfer Date, shall be deposited by the Servicer or the Trustee into the Distribution Account;

(ii) an amount equal to the Net Swap Payment, if any, for such Transfer Date, plus the amount of any Net Swap Payments previously due but not paid to the Swap Counterparty shall be distributed to the Swap Counterparty;

		(iii) an amount equal to the Class A Servicing Fee for such Transfer Date plus the amount of any Class A Servicing Fee due but not paid to the Servicer on any prior Transfer Date shall be distributed to the Servicer;

		(iv) an amount equal to the Class A Investor Default Amount, if any, for the preceding Monthly Period shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date; and

		(v) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

		(b) An amount equal to the Class B Available Funds deposited into the Finance Charge Account for the related Monthly
Period will be distributed on each Transfer Date in the following priority:

		(i) an amount equal to the Class B Monthly Interest for such Transfer Date, plus the amount of any Class B Deficiency
Amount for such Transfer Date, plus the amount of any Class B
Additional Interest for such Transfer Date, shall be deposited by the Servicer or the Trustee into the Distribution Account;

		(ii) an amount equal to the Class B Servicing Fee for such Transfer Date, plus the amount of any Class B Servicing Fee due but not paid to the Servicer on any prior Transfer Date for such Transfer Date shall be distributed to the Servicer; and

		(iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section
4.11.

		(c) An amount equal to the Collateral Available Funds deposited into the Finance Charge Account for the related Monthly
Period will be distributed on each Transfer Date in the following priority:

		(i) if the Seller or The Bank of New York is no longer the Servicer, an amount equal to the Collateral Interest Servicing
Fee for such Transfer Date plus the amount of any Collateral
Interest Servicing Fee due but not paid to the Servicer on any prior Transfer Date shall be distributed to the Servicer; and

		(ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section
4.11.

		(d) During the Revolving Period, an amount equal to the Available Investor Principal Collections deposited into the Principal Account for the related Monthly Period will be distributed on each Transfer Date in the following priority:

		(i) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available
Investor Principal Collections for such Transfer Date and the denominator of which is equal to the sum of the Available
Investor Principal Collections available for sharing as specified in the related Series Supplement for each Series in Group One and
(2) the Cumulative Series Principal Shortfall and (B) Available
Investor Principal Collections, shall remain in the Principal
Account to be treated as Shared Principal Collections and applied to Series in Group One other than this Series 1998-D; and

		(ii) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections for such Transfer Date over (B) the applications specified in subsection 4.09(d)(i) above shall be paid to the Holder of the Seller Interest;
provided, however, that the amount to be paid to the Holder of the Seller Interest pursuant to this subsection 4.09(d)(ii) with respect to such Transfer Date shall be paid to the Holder of the Seller Interest only if the Seller Interest on such Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and the application of payments referred to in subsection 4.03(b)) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.05(e); provided further, that in no event shall the amount payable to the Holder of the Seller Interest pursuant to this subsection 4.09(d)(ii) be greater than the Seller Interest on such Transfer Date.

		(e) During the Controlled Accumulation Period, the Rapid Accumulation Period or the Rapid Amortization Period, an amount equal to the Available Investor Principal Collections deposited into the Principal Account for the related Monthly Period will be distributed on each Transfer Date in the following priority:

		(i) an amount equal to the Class A Monthly Principal for such Transfer Date, shall be (A) during the Controlled
Accumulation Period and the Rapid Accumulation Period, deposited into the Principal Funding Account, and (B) during the Rapid
Amortization Period, deposited into the Distribution Account;

		(ii) after giving effect to the distribution referred to in clause (i) above, an amount equal to the Class B Monthly
Principal, shall be (A) during the Controlled Accumulation
Period, deposited into the Principal Funding Account, and (B) during the Rapid Amortization Period and the Rapid Accumulation
Period, deposited into the Distribution Account;

		(iii) after giving effect to the distributions referred to in clauses (i) and (ii) above, an amount equal to the Collateral
Monthly Principal shall be (A) during the Controlled Accumulation
Period, deposited into the Principal Funding Account, and (B) during the Rapid Amortization Period and the Rapid Accumulation
Period, distributed to the Collateral Interest Holder in accordance with subsection 5.01(c);

		(iv) an amount equal to the lesser of (A) the product of
(1) a fraction, the numerator of which is equal to the Available
Investor Principal Collections remaining after the application specified in subsections 4.09(e)(i), (ii) and (iii) above and the denominator of which is equal to the sum of the Available
Investor Principal Collections available for sharing as specified in the related Series Supplement for each Series in Group One and
(2) the Cumulative Series Principal Shortfall and (B) the
Available Investor Principal Collections remaining after the application specified in subsections 4.09(e)(i), (ii) and (iii) above, shall remain in the Principal Account to be treated as Shared Principal Collections and applied to Series in Group One other than this Series 1998-D; and

		(v) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections over (B) the applications specified in subsections 4.09(e)(i) through (iv) above shall be paid to the Holder of the Seller Interest;
provided, however, that the amount to be paid to the Holder of the Seller Interest pursuant to this subsection 4.09(e)(v) with respect to such Transfer Date shall be paid to the Holder of the Seller Interest only if the Seller Interest on such Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and the application of payments referred to in subsection 4.03(b)) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.05(e); provided further, that in no event shall the amount payable to the Holder of the Seller Interest pursuant to this subsection 4.09(e)(v) be greater than the Seller Interest on such Transfer Date.

	(f) On the first Transfer Date with respect to the Rapid Accumulation Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Funding Account and (i) deposit in the Distribution Account the amount deposited into the Principal Funding Account pursuant to subsection 4.09(e)(ii) and (ii) pay to the Collateral Interest Holder in accordance with subsection 5.01(c), the amount deposited into the Principal Funding Account pursuant to subsection 4.09(e)(iii).

		(g) On the earlier to occur of (i) the first Transfer Date with respect to the Rapid Amortization Period and (ii) the Transfer
Date immediately preceding the Scheduled Payment Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Funding Account, to the extent not previously withdrawn pursuant to subsection 4.09(f), and (A) deposit in the Distribution Account, the amount deposited into the Principal
Funding Account pursuant to subsections 4.09(e)(i) and 4.09(e)(ii) and
(B) pay to the Collateral Interest Holder in accordance with subsection 5.01(c), the amount deposited into the Principal Funding Account pursuant to subsection 4.09(e)(iii).

		(h) On each Distribution Date, the Trustee shall pay in accordance with subsection 5.01(i) to the Class A Certificateholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to subsection 4.09(a)(i) on the preceding Transfer Date and (ii) to the Class B Certificateholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to subsection 4.09(b)(i) on the preceding Transfer Date.

		(i) On the earliest to occur of (i) the first Distribution Date with respect to the Rapid Amortization Period, (ii) the Scheduled Payment Date and (iii) the first Distribution Date with respect to the Rapid Accumulation Period on which the amount on deposit in the Principal Funding Account is equal to the Class A Investor Interest, and on each Distribution Date thereafter, the Trustee, acting in accordance with instructions from the Servicer, shall pay in accordance with subsections 5.01(a) and 5.01(b) from the Distribution Account the amount so deposited into the Distribution Account pursuant to subsections 4.09(e), (f) and (g) on the related Transfer Date in the following priority:

		(i) for each Distribution Date with respect to the Rapid Amortization Period, if any, and with respect to the Scheduled
Payment Date, an amount equal to the lesser of such amount on deposit in the Distribution Account and the Class A Investor
Interest shall be paid to the Class A Certificateholders; and

		(ii) for each Distribution Date with respect to (A) the Rapid Accumulation Period after the date on which the amount on deposit in the Principal Funding Account is equal to the Class A
Investor Interest, if any, and (B) the Rapid Amortization Period, if any, and on the Scheduled Payment Date, after giving effect to the distributions referred to in clause (i) above, if any, an amount equal to the lesser of such amount on deposit in the Distribution Account and the Class B Investor Interest shall be paid to the Class B Certificateholders.

		(j) The Controlled Accumulation Period is scheduled to commence at the close of business on June 30, 2002; provided, however, that, if the Accumulation Period Length (determined as described below) is less than 12 months, the date on which the Controlled Accumulation Period actually commences will be delayed to the first Business Day of the month that is the number of whole months prior to the Scheduled Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Controlled Accumulation Period will at least equal the Accumulation Period Length. On the Determination Date immediately preceding the June 2002 Distribution Date, and each Determination Date thereafter until the Controlled Accumulation Period begins, the Servicer will determine the "Accumulation Period Length" which will equal the number of whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not be determined to be less than one month; provided further, however, that the determination of the Accumulation Period Length may be changed at any time if the Rating Agency Condition is satisfied.

		SECTION 4.10  Investor Charge-Offs.

		(a) On or before each Transfer Date, the Servicer shall calculate the Class A Investor Default Amount. If on any Transfer Date, the Class A Investor Default Amount for the prior Monthly Period exceeds the sum of the amount allocated with respect thereto pursuant to subsection 4.09(a)(iv), subsection 4.11(a) and Section 4.12 with respect to such Monthly Period, the Collateral Interest Amount (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date) will be reduced by the amount of such excess, but not by more than the lesser of the Class A Investor Default Amount and the Collateral Interest Amount (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date) for such Transfer Date. In the event that such reduction would cause the Collateral Interest Amount to be a negative number, the Collateral Interest Amount will be reduced to zero, and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections on such Transfer Date) will be reduced by the amount by which the Collateral Interest Amount would have been reduced below zero. In the event that such reduction would cause the Class B Investor Interest to be a negative number, the Class B Investor Interest will be reduced to zero, and the Class A Investor Interest will be reduced by the amount by which the Class B Investor Interest would have been reduced below zero, but not by more than the Class A Investor Default Amount for such Transfer Date (a "Class A Investor Charge-Off"). If the Class A Investor Interest has been reduced by the amount of any Class A Investor Charge-Offs, it will be reimbursed on any Transfer Date (but not by an amount in excess of the aggregate Class A Investor Charge-
Offs) by the amount of Excess Spread allocated and available for such purpose pursuant to subsection 4.11(b).

		(b) On or before each Transfer Date, the Servicer shall calculate the Class B Investor Default Amount. If on any Transfer Date, the Class B Investor Default Amount for the prior Monthly Period exceeds the amount of Excess Spread and Reallocated Collateral Principal Collections which are allocated and available to fund such amount pursuant to subsection 4.11(c) and Section 4.12, the Collateral Interest Amount (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date and any adjustments with respect thereto as described in subsection 4.10(a) above) will be reduced by the amount of such excess but not by more than the lesser of the Class B Investor Default Amount and the Collateral Interest Amount (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Transfer Date and any adjustments with respect thereto as described in subsection 4.10(a) above) for such Transfer Date. In the event that such reduction would cause the Collateral Interest Amount to be a negative number, the Collateral Interest Amount will be reduced to zero and the Class B Investor Interest will be reduced by the amount by which the Collateral Interest Amount would have been reduced below zero, but not by more than the Class B Investor Default Amount for such Transfer Date (a "Class B Investor Charge-Off"). The Class B Investor Interest will also be reduced by the amount of Reallocated Class B Principal Collections in excess of the Collateral Interest Amount pursuant to Section 4.12 and the amount of any portion of the Class B Investor Interest allocated to the Class A Certificates to avoid a reduction in the Class A Investor Interest pursuant to subsection 4.10(a) above. The Class B Investor Interest will thereafter be reimbursed (but not to an amount in excess of the unpaid principal balance of the Class B Certificates) on any Transfer Date by the amount of Excess Spread allocated and available for that purpose as described under subsection 4.11(d).

		(c) On or before each Transfer Date, the Servicer shall calculate the Collateral Default Amount. If on any Transfer Date, the Collateral Default Amount for the prior Monthly Period exceeds the amount of Excess Spread which is allocated and available to fund such amount pursuant to subsection 4.11(g), the Collateral Interest Amount will be reduced by the amount of such excess but not by more than the lesser of the Collateral Default Amount and the Collateral Interest Amount for such Transfer Date (a "Collateral Charge-Off"). The Collateral Interest Amount will also be reduced by the amount of Reallocated Principal Collections pursuant to Section 4.12 and the amount of any portion of the Collateral Interest Amount allocated to the Class A Certificates or the Class B Certificates to avoid a reduction in the Class A Investor Interest, pursuant to subsection 4.10(a), or the Class B Investor Interest, pursuant to subsection 4.10(b), respectively. The Collateral Interest Amount will thereafter be reimbursed on any Transfer Date by the amount of the Excess Spread allocated and available for that purpose as described under subsection 4.11(h).

		SECTION 4.11 Excess Spread. On or before each Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to apply Excess Spread with respect to the related Monthly Period to make the following distributions on each Transfer Date in the following priority:

		(a) an amount equal to the Class A Required Amount, if any, with respect to such Transfer Date will be used to fund the Class A Required Amount and be applied in accordance with, and in the priority set forth in, subsection 4.09(a);

		(b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed will be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

		(c) an amount equal to the Class B Required Amount, if any, with respect to such Transfer Date will be used to fund the Class B Required Amount and be applied first in accordance with, and in the priority set forth in, subsection 4.09(b) and then any remaining amount available to pay the Class B Investor Default Amount shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

		(d) an amount equal to the aggregate amount by which the Class B Investor Interest has been reduced below the initial Class B Investor Interest for reasons other than the payment of principal to the Class B Certificateholders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

		(e) an amount equal to the Collateral Minimum Monthly Interest plus the amount of any past due Collateral Minimum Monthly Interest for such Transfer Date will be paid to the Collateral Interest Holder in accordance with subsection 5.01(c);

		(f) if the Seller or The Bank of New York is the Servicer, an amount equal to the aggregate amount of accrued but unpaid
Collateral Interest Servicing Fees will be paid to the Servicer;

		(g) an amount equal to the Collateral Default Amount, if any, for the prior Monthly Period will be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

		(h) an amount equal to the aggregate amount by which the Collateral Interest Amount has been reduced for reasons other than the payment of amounts with respect to the Collateral Monthly Principal
(but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date;

		(i) on each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve
Account terminates as described in Section 4.15(f), an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account; and

		(j) the balance, if any, after giving effect to the payments made pursuant to subparagraphs (a) through (i) above shall be paid to the Collateral Interest Holder in accordance with subsection 5.01(c).


		SECTION 4.12 Reallocated Principal Collections. On or before each Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to withdraw from the Principal Account and apply Reallocated Principal Collections (applying all Reallocated Collateral Principal Collections in accordance with subsections 4.12(a) and (b) prior to applying any Reallocated Class B Principal Collections in accordance with subsection 4.12(a) for any amounts still owing after the application of Reallocated Collateral Principal Collections) with respect to such Transfer Date, to make the following distributions on each Transfer Date in the following priority:

		(a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread with respect to the related Monthly Period, shall be applied pursuant to subsections 4.09(a)(i), (ii), (iii) and
(iv).

		(b) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread allocated and available to the Class B Certificates pursuant to subsection 4.11(c) on such Transfer Date shall be applied first pursuant to subsections 4.09(b)(i) and (ii) and then pursuant to subsection 4.11(c).

		(c) On each Transfer Date, the Collateral Interest Amount shall be reduced by the amount of Reallocated Collateral Principal Collections and by the amount of Reallocated Class B Principal Collections for such Transfer Date. In the event that such reduction would cause the Collateral Interest Amount (after giving effect to any Collateral Charge-Offs for such Transfer Date) to be a negative number, the Collateral Interest Amount (after giving effect to any Collateral Charge-Offs for such Transfer Date) shall be reduced to zero and the Class B Investor Interest shall be reduced by the amount by which the Collateral Interest Amount would have been reduced below zero. In the event that the reallocation of Reallocated Principal Collections would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-Offs for such Transfer Date) to be a negative number on any Transfer Date, Reallocated Principal Collections shall be reallocated on such Transfer Date in an aggregate amount not to exceed the amount which would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-Offs for such Transfer
Date) to be reduced to zero.

		SECTION 4.13  Shared Principal Collections.

		(a) The portion of Shared Principal Collections on deposit in the Principal Account equal to the amount of Shared Principal
Collections allocable to Series 1998-D on any Transfer Date shall be applied as an Available Investor Principal Collection pursuant to
Section 4.09 and pursuant to such Section 4.09 shall be deposited in the Distribution Account or distributed to the Collateral Interest
Holder in accordance with subsection 5.01(c).

		(b) Shared Principal Collections allocable to Series 1998-D with respect to any Transfer Date shall mean an amount equal to the Series Principal Shortfall, if any, with respect to Series 1998-D for such Transfer Date; provided, however, that if the aggregate amount of Shared Principal Collections for all Series for such Transfer Date is less than the Cumulative Series Principal Shortfall for such Transfer
Date, then Shared Principal Collections allocable to Series 1998-D on such Transfer Date shall equal the product of (i) Shared Principal Collections for all Series for such Transfer Date and (ii) a fraction, the numerator of which is the Series Principal Shortfall with respect to Series 1998-D for such Transfer Date and the denominator of which is the aggregate amount of Cumulative Series Principal Shortfall for all Series for such Transfer Date.

		(c) Solely for the purpose of determining the amount of Available Investor Principal Collections to be treated as Shared Principal Collections on any Transfer Date allocable to other Series in Group One, on each Determination Date, the Servicer shall determine the Class A Required Amount, Class B Required Amount, Excess Spread and Reallocated Principal Collections as of such Determination Date for the following Transfer Date.


		SECTION 4.14  Principal Funding Account.

		(a) The Trustee shall establish and maintain with a Qualified Institution, which may be the Trustee, in the name of the Trust, on behalf of the Trust, for the benefit of the Investor Certificateholders, a segregated trust account with the corporate trust department of such Qualified Institution (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. If at any time the institution holding the Principal Funding Account ceases to be a Qualified Institution, the Seller shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Principal Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Principal Funding Account. The Trustee, at the direction of the Servicer, shall
(i) make withdrawals from the Principal Funding Account from time to time, in the amounts and for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date (from and after the commencement of the Controlled Accumulation Period or the Rapid Accumulation Period) prior to the termination of the Principal Funding Account make deposits into the Principal Funding Account in the amounts specified in, and otherwise in accordance with, subsection 4.09(e).

		(b) Funds on deposit in the Principal Funding Account shall be invested at the direction of the Servicer by the Trustee in Permitted Investments. Funds on deposit in the Principal Funding
Account on any Transfer Date, after giving effect to any withdrawals from the Principal Funding Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.
The Trustee shall:

(i) hold each Permitted Investment (other than such as are described in clause (c) of the definition thereof) that constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Trustee that (I) such investment property shall at all times be credited to a securities account of the Trustee, (II) such securities intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (III) all property credited to such securities account shall be treated as a financial asset, (IV) such securities intermediary shall waive any lien on, security interest in, or right of set-off with respect to any property credited to such securities account, and (V) such agreement shall be governed by the laws of the State of New York;

(ii) maintain possession of each other Permitted
Investment not described in clause (i) above (other than such as are described in clause (c) of the definition thereof); and

(iii) cause each Permitted Investment described in clause
(c) of the definition thereof to be registered in the name of the Trustee by the issuer thereof;

provided, that no Permitted Investment shall be disposed of prior to its maturity date. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

		On each Transfer Date with respect to the Controlled Accumulation Period or the Rapid Accumulation Period and on the first Transfer Date with respect to the Rapid Amortization Period, the Trustee, acting at the Servicer's direction given on or before such Transfer Date, shall transfer from the Principal Funding Account to the Finance Charge Account the Principal Funding Investment Proceeds on deposit in the Principal Funding Account for application as Class A Available Funds and Class B Available Funds in accordance with Section 4.09.

		Principal Funding Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Series Supplement.

		SECTION 4.15  Reserve Account.

		(a) The Trustee shall establish and maintain with a Qualified Institution, which may be the Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Investor Certificateholders, a segregated trust account with the corporate trust department of such Qualified Institution (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. If at any time the institution holding the Reserve Account ceases to be a Qualified Institution, the Seller shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Reserve Account. The Trustee, at the direction of the Servicer, shall
(i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.11(i).

		(b) Funds on deposit in the Reserve Account shall be invested at the direction of the Servicer by the Trustee in Permitted Investments. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall:

(i)	hold each Permitted Investment (other than such as
are described in clause (c) of the definition thereof) that constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Trustee that (I) such investment property shall at all times be credited to a securities account of the Trustee, (II) such securities intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (III) all property credited to such securities account shall be treated as a financial asset, (IV) such securities intermediary shall waive any lien on, security interest in, or right of set-off with respect to any property credited to such securities account, and (V) such agreement shall be governed by the laws of the State of New York;

(ii)	maintain possession of each other Permitted
Investment not described in clause (i) above (other than such as are described in clause (c) of the definition thereof); and

(iii)	cause each Permitted Investment described in clause
(c) of the definition thereof to be registered in the name of the Trustee by the issuer thereof;

provided, that no Permitted Investment shall be disposed of prior to its maturity date. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

		On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited into the Finance Charge Account and included in Class A Available Funds for such Transfer Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Series Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

		(c) On or before each Transfer Date with respect to the Controlled Accumulation Period, on or before the earlier of (i) the first Transfer Date with respect to the Rapid Accumulation Period and
(ii) the first Transfer Date with respect to the Rapid Amortization Period, the Servicer shall calculate the Reserve Draw Amount; provided, however, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under
Section 4.11(i) with respect to such Transfer Date.

		(d) In the event that for any Transfer Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Transfer Date by the Trustee (acting in accordance with the instructions of the Servicer) and deposited into the Finance Charge Account for application in the following priority:

		(i) an amount up to the excess, if any, of (x) an amount equal to that portion of the Covered Amount computed pursuant to clause (a) of the definition of Covered Amount over (y) an amount equal to that portion of the Class A Available Funds computed pursuant to clause (b) of the definition of Class A Available
Funds shall be treated as Class A Available Funds to be applied pursuant to subsections 4.09(a)(i) and (ii); and

		(ii) an amount up to the excess, if any, of (x) an amount equal to that portion of the Covered Amount computed pursuant to clause (b) of the definition of Covered Amount over (y) an amount equal to that portion of the Class B Available Funds computed pursuant to clause (b) of the definition of Class B Available
Funds shall be treated as Class B Available Funds to be applied pursuant to subsection 4.09(b)(i).

		(e) In the event that the Reserve Account Surplus on any Transfer Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Transfer Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account and distribute to the Collateral Interest Holder in accordance with subsection 5.01(c), an amount equal to such Reserve Account Surplus.

		(f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) the first Transfer Date with respect to the Rapid Accumulation Period, (iii) the first Transfer Date with respect to the Rapid Amortization Period, and
(iv) the Transfer Date immediately preceding the Scheduled Payment Date, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 1998-D Certificateholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and distribute to the Collateral Interest Holder in accordance with subsection 5.01(c), all amounts, if any, on deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for purposes of this Series Supplement.

		SECTION 4.16  Swap Reserve Fund.

(a)	The Trustee shall establish and maintain, at and upon
the direction of the Servicer, with a Qualified Institution, which may be the Trustee, in the name of the Trust, on behalf of the Trust, for the benefit of the Class A Certificateholders, the Swap Counterparty and the Seller, as their interests appear herein, a segregated trust account with the corporate trust department of such Qualified Institution (the "Swap Reserve Fund"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Certificateholders, the Swap Counterparty and the Seller. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Swap Reserve Fund and in all proceeds thereof. The Swap Reserve Fund shall be under the sole dominion and control of the Trustee for the benefit of the Class A Certificateholders, the Swap Counterparty and the Seller. If at any time the institution holding the Swap Reserve Fund ceases to be a Qualified Institution, the Seller shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Swap Reserve Fund meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Swap Reserve Fund.
The Trustee, at the direction of the Servicer, shall make withdrawals from the Swap Reserve Fund from time to time in an amount up to the Available Swap Reserve Fund Amount in the amounts and at the times set forth in this Section 4.16.

(b)	On the Closing Date, the Trustee shall deposit an
amount equal to the Required Swap Reserve Fund Amount on the Closing Date received by it from the Seller in immediately available funds into the Swap Reserve Fund. Funds on deposit in the Swap Reserve Fund shall be invested at the direction of the Servicer by the Trustee in Permitted Investments; provided, however, that, for purposes of the investment of funds on deposit in the Swap Reserve Fund, references in the definition of "Permitted Investments" to a rating of "A-1+" by Standard & Poor's shall be modified to require a rating of not lower than "A-1" by such Rating Agency. Funds on deposit in the Swap Reserve Fund on any Transfer Date, after giving effect to any withdrawals from the Swap Reserve Fund on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall:

(i)	hold each Permitted Investment (other than such as
are described in clause (c) of the definition thereof) that constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Trustee that (I) such investment property shall at all times be credited to a securities account of the Trustee, (II) such securities intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (III) all property credited to such securities account shall be treated as a financial asset, (IV) such securities intermediary shall waive any lien on, security interest in, or right of set-off with respect to any property credited to such securities account, and (V) such agreement shall be governed by the laws of the State of New York;

(ii)	maintain possession of each other Permitted
Investment not described in clause (i) above (other than such as are described in clause (c) of the definition thereof); and

(iii)	cause each Permitted Investment described in clause
(c) of the definition thereof to be registered in the name of the Trustee by the issuer thereof;

provided, that no Permitted Investment shall be disposed of prior to its maturity date. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Swap Reserve Fund shall be retained in the Swap Reserve Fund (to the extent that the Available Swap Reserve Fund Amount (prior to taking into account any such interest and earnings) is less than the Required Swap Reserve Fund Amount) and the balance, if any, shall be distributed to the Collateral Interest Holder in accordance with subsection 5.01(c) on such Transfer Date.

(c)	On or before each Transfer Date with respect to the
Rapid Accumulation Period and on or before the first Transfer Date with respect to the Rapid Amortization Period if such Rapid Amortization Period commences after the commencement of the Rapid Accumulation Period, the Servicer shall calculate the "Swap Reserve Draw Amount" which shall be equal to the amount, if any, by which the Principal Funding Investment Proceeds for the related Transfer Date are less than the Covered Amount determined as of such Transfer Date; provided, however, that on the first Transfer Date with respect to the Rapid Accumulation Period, the "Swap Reserve Draw Amount" shall equal the amount, if any, by which the sum of (i) the Principal Funding Investment Proceeds for such Transfer Date and (ii) the amount withdrawn from the Reserve Account on such Transfer Date pursuant to subsection 4.15(d)(i) are less than the amount computed pursuant to clause (a) of the definition of Covered Amount for such Transfer Date.

(d)	In the event that for any Transfer Date the Swap
Reserve Draw Amount is greater than zero, the Swap Reserve Draw Amount, up to the Available Swap Reserve Fund Amount, shall be withdrawn from the Swap Reserve Fund on such Transfer Date by the Trustee (acting in accordance with the instructions of the Servicer), and deposited into the Finance Charge Account and treated as Class A Available Funds for such Transfer Date to be applied pursuant to subsection 4.09(a).

		(e)	In the event that for any Transfer Date the Trust
owes an amount to the Swap Counterparty due to an early termination of the Interest Rate Swap pursuant to the terms thereof, the Trustee
(acting in accordance with the instructions of the Servicer) shall withdraw from the Swap Reserve Fund on such Transfer Date and pay to the Swap Counterparty an amount equal to the lesser of (a) the Available Swap Reserve Fund Amount for such Transfer Date (after giving effect to any withdrawal pursuant to subsection 4.16(d) on such Transfer Date) and (b) the aggregate amount owed by the Trust to the Swap Counterparty on such Transfer Date due to such early termination of the Interest Rate Swap.

(f)	In the event that the Swap Reserve Fund Surplus on any
Transfer Date, after giving effect to all withdrawals from the Swap Reserve Fund with respect to such Transfer Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Swap Reserve Fund an amount equal to such Swap Reserve Fund Surplus and distribution such amount to the Collateral Interest Holder in accordance with subsection 5.01(c).

(g)	Upon the earliest to occur of (i) the Transfer Date
immediately preceding the Scheduled Payment Date, (ii) the termination of the Trust pursuant to Article XII of the Agreement and (iii) the first Transfer Date with respect to the Rapid Amortization Period (after taking into account all payments to be made on such date), the Trustee, acting in accordance with the instructions of the Servicer, after withdrawing all amounts owing from the Swap Reserve Fund as provided herein, shall withdraw from the Swap Reserve Fund and distribute to the Collateral Interest Holder in accordance with subsection 5.01(c) amounts, if any, on deposit in the Swap Reserve Fund, and the Swap Reserve Fund shall be deemed to have terminated for purposes of this Series Supplement.

		SECTION 4.17  Determination of LIBOR.

		(a) On each LIBOR Determination Date, the Trustee will determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

		(b) The Class B Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Investor Certificateholder by telephoning the Trustee at its Corporate Trust Office at (212) 815-5368.

		(c) On each LIBOR Determination Date prior to 12:00 noon New York City time, the Trustee shall send to the Servicer by facsimile, notification of LIBOR for the following Interest Period.

		SECTION 4.18  Seller's or Servicer's Failure to Make a
Deposit or Payment.

		If the Servicer or the Seller fails to make, or give instructions to make, any payment or deposit (other than as required by subsections 2.04(d) and (e) and 12.02(a) or Sections 10.02 and 12.01) required to be made or given by the Servicer or Seller, respectively, at the time specified in the Agreement (including applicable grace periods), the Trustee shall make such payment or deposit from the applicable Investor Account without instruction from the Servicer or Seller. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof; provided, however, that the Trustee shall in all cases be deemed to have sufficient information to determine the amount of interest payable to the Series 1998-D Certificateholders on each Distribution Date. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Seller or the Servicer, as the case may be.

SECTION 4.19  Interest Rate Swap.

(a)	The Trustee shall enter into the Interest Rate Swap,
certain terms of which are set forth herein for the convenience of the parties thereto for incorporation therein by reference, with the Swap Counterparty on the Closing Date. Pursuant to the terms of the Interest Rate Swap, the Swap Counterparty shall pay to the Trustee on each Transfer Date the Net Swap Receipt, if any, plus the amount of any Net Swap Receipt due but not paid with respect to any previous Transfer Date. The Trustee shall deposit such Net Swap Receipts, if any, into the Finance Charge Account and shall apply such amounts as Class A Available Funds pursuant to subsection 4.09(a). In addition, in accordance with the terms of the Interest Rate Swap, the Trustee shall pay to the Swap Counterparty the Net Swap Payment, if any, for such Transfer Date, plus the amount of any Net Swap Payment due but not paid on any previous Transfer Date, from amounts applied pursuant to subsections 4.09(a)(ii). If the Interest Rate Swap has not been terminated and the Trustee has not received any Net Swap Receipt due with respect to the related Distribution Date prior to 10:00 a.m. on the date such payment is due, (i) the Trustee shall notify the Swap Counterparty, the Seller and the Servicer of such fact prior to 12:00 p.m. on such date, (ii) the Trustee, if directed by the Servicer, shall designate an Early Termination Date (as such term is defined in the Interest Rate Swap) pursuant to the Interest Rate Swap and shall, if the Seller so directs, terminate the Interest Rate Swap pursuant to its terms, and (iii) the Servicer shall provide the Trustee, prior to 4:30 p.m. on the related Transfer Date, with new statements substantially in the forms of Exhibit B and Exhibit C to this Series Supplement revised, if necessary, to reflect that the Net Swap Receipt (or any portion thereof) was not received by the Trustee for such Transfer Date.

(b)	Following the termination of the Interest Rate Swap
pursuant to the terms thereof, the Swap Counterparty shall pay to the Trustee the amount of the termination payment, if any, to be made by the Swap Counterparty pursuant to Section 6 of the Interest Rate Swap. The Trustee shall, promptly upon receipt of such termination payment, if any, and at the direction of the Servicer distribute the amount of such termination payment to the Collateral Interest Holder in accordance with subsection 5.01(c).

(c)	The Trustee, at the direction of the Seller, shall
direct the Swap Counterparty to assign its rights and obligations under the Interest Rate Swap to a replacement Swap Counterparty, in the event that the long-term credit rating of the Swap Counterparty is reduced below BBB- by Standard & Poor's or below Baa3 by Moody's or is withdrawn by either Standard & Poor's or Moody's. The Seller shall give Standard & Poor's and Moody's notice of the replacement of the Swap Counterparty as soon as practicable thereafter.

(d)	The parties hereto agree that all obligations of the
Trustee on behalf of the Trust under the Interest Rate Swap shall be paid from, and limited to, funds specifically available therefor pursuant to subsections 4.09(a)(ii) and 4.16(e) of this Series
Supplement and that the Trustee shall not be required to expend or risk its own funds or otherwise incur any liability in connection with the Interest Rate Swap.

(e)	If the Trustee has actual knowledge of any event
specified in Section 5 of the Interest Rate Swap, the Trustee shall provide written notice of such event to the Servicer, the Seller and the Rating Agencies. The Seller, upon becoming aware of any event specified in Section 5 of the Interest Rate Swap, whether pursuant to notice from the Trustee or otherwise, shall immediately provide the Trustee with written instructions as to the course of action to be taken under Section 6 of the Interest Rate Swap, including without limitation any notices to be provided and whether or not an Early Termination Date (as defined in the Interest Rate Swap) should be designated and, if so, when such Early Termination Date should be designated. Prior to receiving such written instructions from the Seller, the Trustee shall not designate an Early Termination Date and shall not terminate the Interest Rate Swap.

(f)	At the request of the Trustee, the Seller shall provide
the Trustee with any document the Trustee is required to provide the Swap Counterparty pursuant to Section 4(a) of the Interest Rate Swap.

(g)	In the event the long-term credit rating of the Swap
Counterparty is reduced below AA- by Standard & Poor's or below Aa3 by Moody's or is withdrawn by either Standard & Poor's or Moody's, the Swap Counterparty will be required within 30 days from the date of such reduction or withdrawal to fund an account (the "Interest Reserve Account") in an amount equal to one-twelfth of the product of (a) the Swap Fixed Rate and (b) the Notional Amount as of the Record Date preceding such reduction or withdrawal (the "Required Interest Reserve Amount"). The Swap Counterparty's failure to adequately fund the Interest Reserve Account within 30 days of such reduction or withdrawal shall constitute an "Interest Reserve Account Event."

SECTION 4.20  Interest Reserve Account.

(a)	The Trustee shall establish and maintain, at and upon
the direction of the Servicer, the Interest Reserve Account with a Qualified Institution, which may be the Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Class A Certificateholders, a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Interest Reserve Account and in all proceeds thereof. The Interest Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Class A Certificateholders. If at any time the institution holding the Interest Reserve Account ceases to be a Qualified Institution, the Seller shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Interest Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Interest Reserve Account.

(b)	Funds on deposit in the Interest Reserve Account shall
be invested at the direction of the Swap Counterparty by the Trustee in Permitted Investments. Funds on deposit in the Interest Reserve
Account on any Transfer Date shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall:

(i) hold each Permitted Investment (other than such as are described in clause (c) of the definition thereof) that constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Trustee that (I) such investment property shall at all times be credited to a securities account of the Trustee, (II) such securities intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (III) all property credited to such securities account shall be treated as a financial asset, (IV) such securities intermediary shall waive any lien on, security interest in, or right of set-off with respect to any property credited to such securities account, and (V) such agreement shall be governed by the laws of the State of New York;

(ii) maintain possession of each other Permitted
Investment not described in clause (i) above (other than such as are described in clause (c) of the definition thereof); and

(iii) cause each Permitted Investment described in clause
(c) of the definition thereof to be registered in the name of the Trustee by the issuer thereof;

provided, that no Permitted Investment shall be disposed of prior to its maturity date. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

	On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Interest Reserve Account shall be retained in the Interest Reserve Account to the extent that the Required Interest Reserve Amount exceeds the amount on deposit in the Interest Reserve Account. To the extent that the amount on deposit in the Interest Reserve Account exceeds the Required Interest Reserve Amount (after taking into effect any withdrawals required to be made on such Transfer Date), the amount of such excess shall be withdrawn from the Interest Reserve Account and distributed to the Swap Counterparty on such Transfer Date. For purposes of determining the availability of funds or the balance in the Interest Reserve Account for any reason under this Series Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

(c)	In the event that the Interest Rate Swap terminates due
to a default by the Swap Counterparty, on the Transfer Date on or immediately following such termination, the Trustee, at the direction of the Servicer, shall withdraw from the Interest Reserve Account an amount equal to the least of (i) the Net Swap Receipt, if any, with respect to such Transfer Date plus the amount of any Net Swap Receipt previously due but not paid to the Trust, (ii) the amount on deposit in the Interest Reserve Account on such Transfer Date and (iii) the Required Interest Reserve Amount, and shall deposit such amount in the Finance Charge Account to be included in Class A Available Funds with respect to such Transfer Date and give notice of such withdrawal to each Rating Agency.

(d)	Upon the earliest to occur of (i) the Transfer Date on
or immediately following the termination of the Interest Rate Swap,
(ii) the Transfer Date immediately preceding the Scheduled Payment Date, (iii) the termination of the Trust pursuant to Article XII of the Agreement, (iv) the Series 1998-D Termination Date and (v) the first Transfer Date relating to the Rapid Amortization Period (after taking into account all payments to be made on such date), the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 1998-D Certificateholders that are payable from the Interest Reserve Account as provided herein, shall withdraw from the Interest Reserve Account and pay to the Swap Counterparty pursuant to the terms of the Interest Rate Swap, all amounts, if any, on deposit in the Interest Reserve Account, and the Interest Reserve Account shall be deemed to have terminated for purposes of this Series Supplement.

		SECTION 8. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Investor Certificateholders:


	ARTICLE V

	DISTRIBUTIONS AND REPORTS TO INVESTOR
	CERTIFICATEHOLDERS

		SECTION 5.01  Distributions.

		(a) On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered on or before the related Transfer Date by the Servicer to the Trustee pursuant to subsection 3.04(b)) to each Class A Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.04(e) or Section 12.03 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class A Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class A Certificateholders pursuant to Section 4.09 by check mailed to each Class A Certificateholder (at such Certificateholder's address as it appears in the Certificate Register), except that with respect to Class
A Certificates registered in the name of the nominee of a Clearing
Agency, such distribution shall be made in immediately available funds.

		(b) On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered on or before the related Transfer Date by the Servicer to the Trustee pursuant to subsection 3.04(b)) to each Class B Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.04(e) or Section 12.03 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class B Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class B Certificateholders pursuant to Section 4.09 by check mailed to each Class B Certificateholder (at such Certificateholder's address as it appears in the Certificate Register), except that with respect to Class
B Certificates registered in the name of the nominee of a Clearing
Agency, such distribution shall be made in immediately available funds.

		(c) On each Transfer Date, the Trustee shall distribute to the Collateral Interest Holder the aggregate amount payable to the Collateral Interest Holder pursuant to Sections 4.09, 4.11, 4.15, 4.16 and 4.19 to the Collateral Interest Holder's account, as specified in writing by the Collateral Interest Holder, in immediately available funds.


		SECTION 5.02  Monthly Series 1998-D Certificateholders'
Statement.

		(a) On or before each Distribution Date, the Trustee shall forward to each Series 1998-D Certificateholder, each Rating Agency and the Collateral Interest Holder a statement substantially in the form of Exhibit C to this Series Supplement prepared by the Servicer, delivered to the Trustee and setting forth, among other things, the following information (which, in the case of subclauses (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Certificate and, in the case of subclauses (ix) and (x) shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Certificate, as applicable):

		(i)	the amount of the current distribution;

		(ii)	the amount of the current distribution allocable to
Class A Monthly Principal, Class B Monthly Principal and
Collateral Monthly Principal, respectively;

		(iii)	the amount of the current distribution allocable to
Class A Monthly Interest, Class A Deficiency Amounts, Class A
Additional Interest, Class B Monthly Interest, Class B Deficiency
Amounts, Class B Additional Interest, Collateral Minimum Monthly
Interest, and any past due Collateral Minimum Monthly Interest, respectively;

		(iv)	the amount of Collections of Principal Receivables
processed during the related Monthly Period and allocated in respect of the Class A Certificates, the Class B Certificates and the Collateral Interest, respectively;

		(v)	the amount of Collections of Finance Charge
Receivables processed during the related Monthly Period and allocated in respect of the Class A Certificates, the Class B
Certificates and the Collateral Interest, respectively;

		(vi)	the aggregate amount of Principal Receivables, the
Investor Interest, the Adjusted Investor Interest, the Class A
Investor Interest, the Class A Adjusted Investor Interest, the
Class B Investor Interest, Class B Adjusted Investor Interest, the Collateral Interest Amount, the Collateral Interest Adjusted
Amount, the Floating Investor Percentage, the Class A Floating
Allocation, the Class B Floating Allocation, the Collateral
Floating Allocation and the Fixed Investor Percentage, Class A
Fixed Allocation, the Class B Fixed Allocation and the Collateral
Fixed Allocation with respect to the Principal Receivables in the Trust as of the end of the day on the Record Date;

		(vii)	the aggregate outstanding balance of Accounts which
were 35 to 64, 65 to 94, 95 to 124, 125 to 154 and 155 or more days delinquent as of the end of the day on the Record Date;

		(viii)	the Aggregate Investor Default Amount, the Class A
Investor Default Amount, the Class B Investor Default Amount and the Collateral Default Amount for the related Monthly Period;

		(ix)	the aggregate amount of Class A Investor Charge-Offs,
Class B Investor Charge-Offs and Collateral Charge-Offs for the related Monthly Period;

		(x)	the aggregate amount of Class A Investor Charge-Offs,
Class B Investor Charge-Offs and Collateral Charge-Offs reimbursed on the Transfer Date immediately preceding such Distribution Date;

		(xi)	the amount of the Class A Servicing Fee, the Class B
Servicing Fee, the Collateral Interest Servicing Fee and the
Servicer Interchange for the related Monthly Period;

		(xii)	the Portfolio Yield for the preceding Monthly Period;

		(xiii)	the amount of Reallocated Collateral Principal
Collections and Reallocated Class B Principal Collections with respect to such Distribution Date;

		(xiv)	the Class A Investor Interest, the Class A Adjusted
Investor Interest, the Class B Investor Interest, the Class B
Adjusted Investor Interest, the Collateral Interest Amount and the Collateral Interest Adjusted Amount as of the close of business on such Distribution Date;

		(xv)	LIBOR for the Interest Period ending on such
Distribution Date;

		(xvi)	the Principal Funding Account Balance on the Transfer
Date;

		(xvii)	the Accumulation Shortfall;

		(xviii)	the Principal Funding Investment Proceeds transferred
to the Finance Charge Account on the related Transfer Date;

		(xix)	the Principal Funding Investment Shortfall on the
related Transfer Date;

		(xx)	the amount of Class A Available Funds, Class B
Available Funds and Collateral Available Funds on deposit in the Finance Charge Account on the related Transfer Date;

		(xxi)	such other items as are set forth in Exhibit C to this
Series Supplement.

		(b) Annual Certificateholders' Tax Statement. On or before January 31 of each calendar year, beginning with calendar year 1999, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Series 1998-D Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Series 1998-D Certificateholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1998-D Certificateholder, together with such other customary information (consistent with the treatment of the Certificates as debt) as the Servicer deems necessary or desirable to enable the Series 1998-D Certificateholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

		SECTION 9. Series 1998-D Pay Out Events. If any one of the following events shall occur with respect to the Investor
Certificates:

		(a) failure on the part of the Seller (i) to make any payment or deposit required by the terms of (A) the Agreement or (B) this Series Supplement, on or before the date occurring five days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the Seller set forth in the Agreement or this Series Supplement (including, without limitation, the covenant of the Seller contained in Section 11 of this Series Supplement), which failure has a material adverse effect on the Series 1998-D Certificateholders (which determination shall be made without reference to whether any funds are available under the Collateral Interest) and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this Series 1998-D, and continues to affect materially and adversely the interests of the Series 1998-D Certificateholders (which determination shall be made without reference to whether any funds are available under the Collateral Interest) for such period;

		(b) any representation or warranty made by the Seller in the Agreement or this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Seller pursuant to Section 2.01 or 2.06, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this Series 1998-D, and (ii) as a result of which the interests of the Series 1998-D Certificateholders are materially and adversely affected (which determination shall be made without reference to whether any funds are available under the Collateral Interest) and continue to be materially and adversely affected for such period; provided, however, that a Series 1998-D Pay Out Event pursuant to this subsection 9(b) hereof shall not be deemed to have occurred hereunder if the Seller has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

		(c) the average of the Portfolio Yields for any three consecutive Monthly Periods is less than the average of the Base Rates for such period;

		(d) the Seller shall fail to convey Receivables arising under Additional Accounts, or Participations, to the Trust, as required by subsection 2.06(a);

		(e) any Servicer Default shall occur which would have a material adverse effect on the Series 1998-D Certificateholders; or

		(f) the Investor Interest shall not be paid in full on the Scheduled Payment Date;

then, in the case of any event described in subsection 9(a), (b) or (e) hereof, after the applicable grace period set forth in such subparagraphs, if any, either the Trustee or Holders of Series 1998-D Certificates and the Collateral Interest Holder evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this Series 1998-D by notice then given in writing to the Seller and the Servicer (and to the Trustee if given by the Certificateholders) may declare that a pay out event (a "Series 1998-D Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subsection 9(c), (d) or (f) hereof, a Series 1998-D Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Investor Certificateholders immediately upon the occurrence of such event.

		SECTION 10. Series 1998-D Termination. The right of the Investor Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 1998-D
Termination Date.

		SECTION 11. Periodic Finance Charges and Other Fees. The Seller hereby agrees that, except as otherwise required by any Requirement of Law, or as is deemed by the Seller to be necessary in order for the Seller to maintain its credit card business, based upon a good faith assessment by the Seller, in its sole discretion, of the nature of the competition in the credit card business, it shall not at any time reduce the Periodic Finance Charges assessed on any Receivable or other fees on any Account if, as a result of such reduction, the Seller's reasonable expectation of the Portfolio Yield as of such date would be less than the then Base Rate.

		SECTION 12. Limitations on Addition of Accounts. The Seller agrees that it shall not designate any Additional Accounts pursuant to subsection 2.06(b) unless on or prior to the related Addition Date, the Seller shall have provided the Collateral Interest Holder with an Officer's Certificate certifying that such designation of such Additional Accounts will not, as of the related Addition Date,
(a) be reasonably expected by the Seller to result in a reduction or withdrawal by the Rating Agency of its rating for the Investor Certificates or (b) cause a Series 1998-D Pay Out Event.

		SECTION 13. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

		SECTION 14. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE
OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS; PROVIDED, HOWEVER, THAT THE IMMUNITIES AND STANDARD OF CARE OF THE TRUSTEE IN THE ADMINISTRATION OF THE TRUST HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

		SECTION 15.  Additional Notices.

		(a) For so long as the Investor Certificates shall be outstanding, the Seller agrees to provide Fitch with the notice provided to each Rating Agency in subsection 2.06(c)(i) and agrees to provide to Fitch and Standard and Poor's the Opinion of Counsel provided to Moody's pursuant to subsection 2.06(c)(vi), in each case in the times and the manner provided for in such subsections.

		(b) The Seller shall notify the Collateral Interest Holder promptly after becoming aware of any Lien on any Receivable other than the conveyances under the Agreement. The Seller will notify the Collateral Interest Holder of any merger, consolidation, assumption or transfer referred to in Section 7.02.

		SECTION 16. Additional Representations and Warranties of the Servicer. MBNA America Bank, National Association, as initial Servicer, hereby makes, and any Successor Servicer by its appointment under the Agreement shall make the following representations and warranties:

		(a) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Servicer in connection with the execution and delivery of this Series Supplement by the Servicer and the performance of the transactions contemplated by this Series Supplement by the Servicer, have been duly obtained, effected or given and are in full force and effect.

		(b) Rescission or Cancellation. The Servicer shall not permit any rescission or cancellation of any Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority or in accordance with the normal operating procedures of the Servicer.

		(c) Receivables Not To Be Evidenced by Promissory Notes. Except in connection with its enforcement or collection of an Account, the Servicer will take no action to cause any Receivable to be evidenced by an instrument (as defined in the UCC as in effect in the State of Delaware).

		SECTION 17. No Petition. The Seller, the Servicer and the Trustee, by entering into this Series Supplement and each Certificateholder, by accepting a Series 1998-D Certificate hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Investor Certificateholders, the Agreement or this Series Supplement.

		SECTION 18. Certain Tax Related Amendments. In addition to being subject to amendment pursuant to any other provisions relating to amendments in either the Agreement or this Series Supplement, this Series Supplement may be amended by the Seller without the consent of the Servicer, Trustee or any Investor Certificateholder if the Seller provides the Trustee with (i) an Opinion of Counsel to the effect that such amendment or modification would reduce the risk the Trust would be treated as taxable as a publicly traded partnership pursuant to Code section 7704 and (ii) a certificate that such amendment or modification would not materially and adversely affect any Investor
Certificateholder; provided, that no such amendment shall be deemed effective without the Trustee's consent, if the Trustee's rights, duties and obligations hereunder are thereby modified. Promptly after the effectiveness of any amendment pursuant to this Section 18, the Seller shall deliver a copy of such amendment to each of the Servicer, the Trustee and each Rating Agency.

		SECTION 19.  Transfers of the Collateral Interest.

		(a) Unless otherwise consented to by the Seller, no portion of the Collateral Interest or any interest therein may be sold, conveyed, assigned, hypothicated, pledged, participated, exchanged or otherwise transferred (each, a "Transfer") except in accordance with this Section 19 and only to a Permitted Assignee. Any attempted or purported transfer, assignment, exchange, conveyance, pledge, hypothecation or grant other than to a Permitted Assignee shall be void. Unless otherwise consented to by the Seller, no portion of the Collateral Interest or any interest therein may be Transferred to any Person (each such Person acquiring the Collateral Interest or any interest therein, an "Assignee") unless such Assignee shall have executed and delivered to the Seller on or before the effective date of any Transfer a letter substantially in the form attached hereto as Exhibit D (an "Investment Letter"), executed by such Assignee, with respect to the related Transfer to such Assignee of all or a portion of the Collateral Interest.

		(b) Each Assignee will certify that the Collateral Interest or the interest therein purchased by such Assignee will be acquired for investment only and not with a view to any public distribution thereof, and that such Assignee will not offer to sell or otherwise dispose of the Collateral Interest or any interest therein so acquired by it in violation of any of the registration requirements of the Securities
Act, or any applicable state or other securities laws. Each Assignee will acknowledge and agree that (i) it has no right to require the Seller to register under the Securities Act or any other securities law the Collateral Interest or the interest therein to be acquired by the Assignee and (ii) the sale of the Collateral Interest is not being made by means of the Prospectus. Each Assignee will agree with the Seller that: (a) such Assignee will deliver to the Seller on or before the effective date of any Transfer a letter in the form annexed hereto as Exhibit D (an "Investment Letter"), executed by such Assignee with respect to the purchase by such Assignee of all or a portion of the Collateral Interest and (b) all of the statements made by such Assignee in its Investment Letter shall be true and correct as of the date made.

		(c)	No portion of the Collateral Interest or any interest
therein may be Transferred, and each Assignee will certify that it is not, (a) an "employee benefit plan" (as defined in Section 3(3) of ERISA), including governmental plans and church plans, (b) any "plan"
(as defined in Section 4975(e)(1) of the Code) including individual retirement accounts and Keogh plans, or (c) any other entity whose underlying assets include "plan assets" (within the meaning of Department of Labor Regulation Section 2510.3-101 or otherwise under
ERISA) by reason of a plan's investment in the entity, including, without limitation, an insurance company general account.

		IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Series 1998-D Supplement to be duly executed by their respective officers as of the day and year first above written.



						MBNA AMERICA BANK,
						  NATIONAL ASSOCIATION,
						  Seller and Servicer


	By:_/s/ Jerry M. Hamstead
		Jerry M. Hamstead
		First Vice President


						THE BANK OF NEW YORK,
						  Trustee



	By:__/s/ Reyne A. Macadaeg ___
		Name: Reyne' A. Macadaeg
		Title: Vice President


















[Signature Page to Series 1998-D Supplement dated as of July 30, 1998]


EXHIBIT A-1


FORM OF CERTIFICATE

CLASS A

		Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to MBNA America Bank, National
Association or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


No. __	$__________
	CUSIP No. _________

MBNA MASTER CREDIT CARD TRUST II
CLASS A 5.80%
ASSET BACKED CERTIFICATE, SERIES 1998-D


Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of MasterCard registered trademark and VISA registered trademark credit card receivables generated or acquired by MBNA America Bank, National Association and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

(Not an interest in or obligation of
MBNA America Bank, National Association
or any Affiliate thereof.)

		This certifies that CEDE & CO. (the "Class A
Certificateholder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created and arising in connection with selected MasterCard and VISA credit card accounts (the "Accounts") of MBNA America Bank, National Association, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables but excluding recoveries on any charged-off Receivables), the right to certain amounts received as Interchange with respect to the Accounts, the benefits of the Collateral Interest and the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of August 4, 1994, as amended as of March 11, 1996 and as of June 2, 1998, as supplemented by the Series 1998-D Supplement dated as of July 30, 1998 (collectively, the "Pooling and Servicing Agreement"), by and between MBNA America Bank, National Association, as Seller (the "Seller") and as Servicer (the "Servicer"), and The Bank of New York, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinbelow. The Series 1998-D Certificates are issued in two classes, the Class A Certificates (of which this certificate is one) and the Class B Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

		The Seller has structured the Pooling and Servicing Agreement and the Series 1998-D Certificates with the intention that the Series 1998-D Certificates will qualify under applicable tax law as indebtedness, and each of the Seller, the Holder of the Seller Interest, the Servicer and each Series 1998-D Certificateholder (or Series 1998-D Certificate Owner) by acceptance of its Series 1998-D Certificate (or in the case of a Series 1998-D Certificate Owner, by virtue of such Series 1998-D Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1998-D Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1998-D Certificateholder agrees that it will cause any Series 1998-D Certificate Owner acquiring an interest in a Series 1998-D Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 1998-D Certificates as indebtedness for certain tax purposes.

		To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and by which the Class A
Certificateholder is bound.

		Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this Class A Certificate is qualified in its entirety by the terms and provisions of the Pooling and Servicing Agreement and reference is made to that Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee.

		Interest will accrue on the Class A Certificates at the rate of 5.80% per annum from the Closing Date, as more specifically set forth in the Pooling and Servicing Agreement, and will be distributed on September 15, 1998 and on the 15th day of each calendar month thereafter, or if such day is not a Business Day, on the next succeeding Business Day (a "Distribution Date"), to the Class A Certificateholders of record as of the last Business Day of the calendar month preceding such Distribution Date. During the Rapid Amortization Period, in addition to Class A Monthly Interest, Class A Monthly Principal will be distributed to the Class A Certificateholders on the Distribution Date of each calendar month commencing in the month following the commencement of the Rapid Amortization Period until the Class A Certificates have been paid in full. During the Controlled Accumulation Period and the Rapid Accumulation Period, in addition to monthly payments of Class A Monthly Interest, the amount on deposit in the Principal Funding Account (but not in excess of the Class A Investor Interest) will be distributed as principal to the Class A Certificateholders on the July 2003 Distribution Date, unless distributed earlier as a result of the commencement of the Rapid Amortization Period in accordance with the Pooling and Servicing Agreement.

		Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.
		IN WITNESS WHEREOF, MBNA America Bank, National Association has caused this Series 1998-D Class A Certificate to be duly executed under its official seal.



						By:_______________________________
	Authorized Officer

[Seal]

Attested to:


By:________________________
	Cashier


Date:  __________ ____, 1998


	Form of Trustee's Certificate of Authentication

	CERTIFICATE OF AUTHENTICATION


		This is one of the Series 1998-D Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


							THE BANK OF NEW YORK,
							  Trustee


							By:________________________
	Authorized Signatory



Date: __________ ____, 1998
	EXHIBIT A-2


	FORM OF CERTIFICATE

	CLASS B

		Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to MBNA America Bank, National
Association or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No. __	$__________
	CUSIP No. _________

	MBNA MASTER CREDIT CARD TRUST II
	CLASS B FLOATING RATE
	ASSET BACKED CERTIFICATE, SERIES 1998-D


Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of MasterCard registered trademark and VISA registered trademark credit card receivables generated or acquired by MBNA America Bank, National Association and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

	(Not an interest in or obligation of
	MBNA America Bank, National Association
	 or any Affiliate thereof.)

		This certifies that CEDE & CO. (the "Class B
Certificateholder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created and arising in connection with selected MasterCard and VISA credit card accounts (the "Accounts") of MBNA America Bank, National Association, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables but excluding recoveries on any charged-off Receivables), the right to certain amounts received as Interchange with respect to the Accounts, the benefits of the Collateral Interest and the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of August 4, 1994, as amended as of March 11, 1996, and as of June 2, 1998 as supplemented by the Series 1998-D Supplement dated as of July 30, 1998 (collectively, the "Pooling and Servicing Agreement"), by and between MBNA America Bank, National Association, as Seller (the "Seller") and as Servicer (the "Servicer"), and The Bank of New York, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinbelow. The Series 1998-D Certificates are issued in two classes, the Class A Certificates and the Class B Certificates (of which this certificate is one), which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

		The Seller has structured the Pooling and Servicing Agreement and the Series 1998-D Certificates with the intention that the Series 1998-D Certificates will qualify under applicable tax law as indebtedness, and each of the Seller, the Holder of the Seller Interest, the Servicer and each Series 1998-D Certificateholder (or Series 1998-D Certificate Owner) by acceptance of its Series 1998-D Certificate (or in the case of a Series 1998-D Certificate Owner, by virtue of such Series 1998-D Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1998-D Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1998-D Certificateholder agrees that it will cause any Series 1998-D Certificate Owner acquiring an interest in a Series 1998-D Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 1998-D Certificates as indebtedness for certain tax purposes.

		To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and by which the Class B
Certificateholder is bound.

		Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this Class B Certificate is qualified in its entirety by the terms and provisions of the Pooling and Servicing Agreement and reference is made to that Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee.

		Interest will accrue on the Class B Certificates from the Closing Date through but excluding September 15, 1998, and with respect to each Interest Period thereafter, at the rate of 0.25% per annum above LIBOR, as more specifically set forth in the Pooling and Servicing Agreement, and will be distributed on September 15, 1998 and on the 15th day of each calendar month thereafter, or if such day is not a Business Day, on the next succeeding Business Day (a
"Distribution Date"), to the Class B Certificateholders of record as of the last Business Day of the calendar month preceding such Distribution Date. During the Rapid Amortization Period, in addition to Class B Monthly Interest, Class B Monthly Principal will be distributed to the Class B Certificateholders on each Distribution Date commencing in the month on which the Class A Investor Interest is paid in full. During the Rapid Accumulation Period after the Principal Funding Account
Balance equals the Class A Investor Interest, in addition to monthly payments of Class B Monthly Interest, the amount on deposit in the Principal Funding Account in excess of the Class A Investor Interest and in an amount not to exceed the Class B Investor Interest and Available Investor Principal Collections not required to be deposited into the Principal Funding Account in respect of the Class A Investor Interest will be distributed as principal to the Class B Certificateholders. During the Controlled Accumulation Period following the payment in full of the Class A Investor Interest, the amount on deposit in the Principal Funding Account in excess of the Class A Investor Interest and in an amount not to exceed the Class B Investor Interest will be distributed as principal to the Class B Certificateholders on the July 2003 Distribution Date, unless distributed earlier as a result of the commencement of the Rapid Amortization Period or the Rapid Accumulation Period in accordance with the Pooling and Servicing Agreement.

		Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.
		IN WITNESS WHEREOF, MBNA America Bank, National Association has caused this Series 1998-D Class B Certificate to be duly executed under its official seal.



						By:_______________________________
	Authorized Officer

[Seal]

Attested to:


By:________________________
	Cashier


Date: __________ ____, 1998


	Form of Trustee's Certificate of Authentication

	CERTIFICATE OF AUTHENTICATION


		This is one of the Series 1998-D Class B Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


							THE BANK OF NEW YORK
							  Trustee


							By:________________________
	Authorized Signatory


Date: __________ ____, 1998

	EXHIBIT B


	FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION
	TO THE TRUSTEE
	MBNA AMERICA BANK, NATIONAL ASSOCIATION
	MBNA MASTER CREDIT CARD TRUST II SERIES 1998-D
	MONTHLY PERIOD ENDING _________ __, ____

Capitalized terms used in this notice have their respective meanings set forth in the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement as supplemented by the Series 1998-D Supplement. This notice is delivered pursuant to Section 4.09.

	A)	MBNA is the Servicer under the Pooling and Servicing
Agreement.
	B)	The undersigned is a Servicing Officer.
	C)	The date of this notice is on or before the related
Transfer Date under the Pooling and Servicing Agreement.

I.  INSTRUCTION TO MAKE A WITHDRAWAL

Pursuant to Section 4.09, the Servicer does hereby instruct the Trustee
(i) to make withdrawals from the Finance Charge Account, the Principal Account, and the Principal Funding Account on _________ __, ____, which date is a Transfer Date under the Pooling and Servicing Agreement, in aggregate amounts set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with subsection 3(a) of the Series 1998-D Supplement and Section 4.09 of the Pooling and Servicing Agreement:

A.Pursuant to subsection 3(a) of the Series 1998-D Supplement:----- ---1.-Servicer Interchange-$___________
B.Pursuant to subsection 4.09(a)(i):-----
---1.-Class A Monthly Interest at the Class A Certificate Rate on the Class A Investor Interest-$___________
---2.-Class A Deficiency Amount-$___________
---3.-Class A Additional Interest-$___________
C.Pursuant to Subsection 4.09(a) (ii):-----
-1.-Net Swap Payment, if any,-$___________
-2.-Net Swap Payments due but not paid on any prior Transfer Date-
$___________
-----
D.Pursuant to Subsection 4.09(a) (iii):-----
---4.-Class A Servicing Fee-$___________
---5.-Accrued and unpaid Class A Servicing Fee-$___________ E.Pursuant to subsection 4.09(a)(iv):-----
---1.-Class A Investor Default Amount-$___________
F.Pursuant to subsection 4.09(a)(v):-----
---1.-Portion of Excess Spread from Class A Available Funds to be allocated and distributed as provided in Section 4.11-$___________ G.Pursuant to subsection 4.09(b)(i):-----
---1.-Class B Monthly Interest at the Class B Certificate Rate on the Class B Investor Interest-$___________
---2.-Class B Deficiency Amount-$___________
---3.-Class B Additional Interest-$___________
H.Pursuant to subsection 4.09(b)(ii):-----
---1.-Class B Servicing Fee-$___________
---2.-Accrued and unpaid Class B Servicing Fee-$___________ I.Pursuant to subsection 4.09(b)(iii):-----
---1.-Portion of Excess Spread from Class B Available Funds to be allocated and distributed as provided in Section 4.11-$___________ J.Pursuant to subsection 4.09(c)(i):-----
---1.-Collateral Interest Servicing Fee, if applicable-$___________ ---2.-Accrued and unpaid Collateral Interest Servicing Fee, if applicable-$___________
K.Pursuant to subsection 4.09(c)(ii):-----
---1.-Portion of Excess Spread from Collateral Available Funds to be allocated and distributed as provided in Section 4.11-$___________ ----Total-$___________

L.Pursuant to subsection 4.09(d)(i):-----
---1.-Amount to be treated as Shared Principal Collections-$___________ M.Pursuant to subsection 4.09(d)(ii):-----
---1.-Amount to be paid to the Holder of the Seller Interest-
$___________
---2.-Unallocated Principal Collections-$___________
N.Pursuant to subsection 4.09(e)(i):-----
---1.-Class A Monthly Principal-$___________
O.Pursuant to subsection 4.09(e)(ii):-----
---1.-Class B Monthly Principal-$___________
P.Pursuant to subsection 4.09(e)(iii)-----
---1.-Collateral Monthly Principal to be distributed to the Collateral Interest Holder in accordance with subsection 5.01(c)-$___________ Q.Pursuant to subsection 4.09(e)(iv):-----
---1.-Amount to be treated as Shared Principal Collections-$___________ R.Pursuant to subsection 4.09(e)(v):-----
---1.-Amount to be paid to the Holder of the Seller Interest-
$___________
---2.-Unallocated Principal Collections-$___________
----Total-$___________
S.Pursuant to subsection 4.09(f):-----
---1.-Amount to be withdrawn from the Principal Funding Account and deposited into the Distribution Account-$___________

II.---INSTRUCTION TO MAKE CERTAIN PAYMENTS--
Pursuant to Section 4.09, the Servicer does hereby instruct the Trustee to pay in accordance with Section 5.01 from the Distribution Account on _________ __, ____, which date is a Distribution Date under the Pooling and Servicing Agreement, amounts so deposited in the Distribution
Account pursuant to Section 4.09 as set forth below:-----
A.Pursuant to subsection 4.09(g);-----
---1.-Amount to be distributed to Class A Certificateholders-
$___________
---2.-Amount to be distributed to Class B Certificateholders-
$___________
B.Pursuant to subsection 4.09(h)(i):-----
---1.-Amount to be distributed to the Class A Certificateholders-
$___________
C.Pursuant to subsection 4.09(h)(ii):-----
---1.-Amount to be distributed to the Class B Certificateholders-
$___________
-----
III.---APPLICATION OF EXCESS SPREAD--
Pursuant to Section 4.11, the Servicer does hereby instruct the Trustee to apply the Excess Spread with respect to the related Monthly Period and to make the following distributions in the following priority:----- A.---The amount equal to the Class A Required Amount, if any, which will be used to fund the Class A Required Amount and be applied in accordance with, and in the priority set forth in, subsection 4.09(a)-- $___________
B.
---The amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed (after giving effect to the allocation on such Transfer Date of certain other amounts applied for that purpose) which will be treated as a portion of Investor
Principal Collections and deposited into the Principal Account on such Transfer Date--$___________
C.---The amount equal to the Class B Required Amount, if any, which will be used to fund the Class B Required Amount and be applied first in accordance with, and in the priority set forth in, subsection
4.09(b) and then any amount available to pay the Class B Investor
Default Amount shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account--$___________ D.---The amount equal to the aggregate amount by which the Class B Investor Interest has been reduced below the initial Class B Investor Interest for reasons other than the payment of principal to the Class B Certificateholders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) which will be treated as a portion of Investor Principal Collections and deposited into the Principal Account--$___________
E.---The amount equal to the Collateral Minimum Monthly Interest plus the amount of any past due Collateral Minimum Monthly Interest which will be paid to the Collateral Interest Holder for application in accordance with subsection 5.01(c)--$___________
F.---The amount equal to the aggregate amount of accrued but unpaid Collateral Interest Servicing Fees which will be paid to the Servicer if the Seller or The Bank of New York is the Servicer--$___________ G.---The amount equal to the Collateral Default Amount, if any, for the prior Monthly Period which will be treated as a portion of Investor Principal Collections and deposited into the Principal Account-- $___________
H.---The amount equal to the aggregate amount by which the Collateral Interest Amount has been reduced for reasons other than the payment of amounts with respect to the Collateral Monthly Principal (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) which will be treated as a portion of Investor Principal Collections and deposited into the Principal Account-- $___________
I.---On each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in subsection 4.15(f), the amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve
Account Amount which shall be deposited into the Reserve Account--
$___________
J.---The balance, if any, after giving effect to the payments made pursuant to subparagraphs (a) through (i) above which shall be deposited into the Distribution Account and distributed to the
Collateral Interest Holder in accordance with subsection 5.01(c)--
$___________
-----
IV.---REALLOCATED PRINCIPAL COLLECTIONS--
Pursuant to Section 4.12, the Servicer does hereby instruct the Trustee to withdraw from the Principal Account and apply Reallocated Principal Collections pursuant to Section 4.12 with respect to the related
Monthly Period in the following amounts:-----
A.Reallocated Collateral Principal Receivables-----$___________ B.Reallocated Class B Principal Receivables-----$___________
-----
V.---ACCRUED AND UNPAID AMOUNTS--
After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month-----
A.  Subsections 4.09(a)(i) and (b)(i):---
-(1)-The aggregate amount of the Class A Deficiency Amount-$___________ -(2)-The aggregate amount of the Class B Deficiency Amount-$___________
B.  Subsections 4.09(a)(iii) and (b)(ii):---
-The aggregate amount of all accrued and unpaid Investor Monthly
Servicing Fees--$___________
C.  Section 4.10:---
-The aggregate amount of all unreimbursed Investor Charge Offs--
$___________
		IN WITNESS WHEREOF, the undersigned has duly executed this certificate this __th day of __________, ____.

						MBNA AMERICA BANK,
						  NATIONAL ASSOCIATION,
						  Servicer


						By:_________________________
						   Name:
						   Title:

	EXHIBIT C


	FORM OF MONTHLY SERIES 1998-D CERTIFICATEHOLDERS' STATEMENT

	Series 1998-D

	MBNA AMERICA BANK, NATIONAL ASSOCIATION

	_____________________________________________


	MBNA MASTER CREDIT CARD TRUST II

	_____________________________________________

	The information which is required to be prepared with respect to the distribution date of ______ __, ____ and with respect to the performance of the Trust during the related Monthly Period.

	Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement. A.-Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount)---
-1.-The amount of the current monthly distribution in respect of Class A Monthly Principal--$__________
-2.-The amount of the current monthly distribution in respect of Class B Monthly Principal--$__________
-3.-The amount of the current monthly distribution in respect of Collateral Monthly Principal--$__________
-4.-The amount of the current monthly distribution in respect of Class A Monthly Interest --$__________
-5.-The amount of the current monthly distribution in respect of Class A Deficiency Amounts--$__________
-6.-The amount of the current monthly distribution in respect of Class A Additional Interest--$__________
-7.-The amount of the current monthly distribution in respect of Class B Monthly Interest--$__________
-8.-The amount of the current monthly distribution in respect of Class B Deficiency Amounts--$__________
-9.-The amount of the current monthly distribution in respect of Class B Additional Interest--$__________
-10.-The amount of the current monthly distribution in respect of Collateral Minimum Monthly Interest--$__________
-11.-The amount of the current monthly distribution in respect of any accrued and unpaid Collateral Minimum Monthly Interest--$__________ B.-Information Regarding the Performance of the Trust---
-1.-Collection of Principal Receivables--
--(a)-The aggregate amount of Collections of Principal Receivables processed during the related Monthly Period which were allocated in respect of the Class A Certificates-$__________
--(b)-The aggregate amount of Collections of Principal Receivables processed during the related Monthly Period which were allocated in respect of the Class B Certificates-$__________
--(c)-The aggregate amount of Collections of Principal Receivables processed during the related Monthly Period which were allocated in respect of the Collateral Interest-$__________
-2.-Principal Receivables in the Trust--
--(a)-The aggregate amount of Principal Receivables in the Trust as of the end of the day on the last day of the related Monthly Period- $__________
--(b)-The amount of Principal Receivables in the Trust represented by the Investor Interest of Series 1998-D as of the end of the day on the last day of the related Monthly Period -$__________
--(c)-The amount of Principal Receivables in the Trust represented by the Series 1998-D Adjusted Investor Interest as of the end of the day on the last day of the related Monthly Period-$__________
--(d)-The amount of Principal Receivables in the Trust represented by the Class A Investor Interest as of the end of the day on the last day of the related Monthly Period-$__________
--(e)-The amount of Principal Receivables in the Trust represented by the Class A Adjusted Investor Interest as of the end of the day on the last day of the related Monthly Period -$__________
--(f)-The amount of Principal Receivables in the Trust represented by the Class B Investor Interest as of the end of the day on the last day of the related Monthly Period -$__________
--(g)-The amount of Principal Receivables in the Trust represented by the Class B Adjusted Investor Interest as of the end of the day on the last day of the related Monthly Period-$__________
--(h)-The amount of Principal Receivables in the Trust represented by the Collateral Interest Amount as of the end of the day on the last day of the related Monthly Period-$__________
--(i)-The amount of Principal Receivables in the Trust represented by the Collateral Interest Adjusted Amount as of the end of the day on the last day of the related Monthly Period-$__________
--(j)-The Floating Investor Percentage with respect to the related Monthly Period -____%
--(k)-The Class A Floating Allocation with respect to the related Monthly Period-____%
--(l)-The Class B Floating Allocation with respect to the related Monthly Period-____%
--(m)-The Collateral Floating Allocation with respect to the related Monthly Period-____%
--(n)-The Fixed Investor Percentage with respect to the related Monthly Period-____%
--(o)-The Class A Fixed Allocation with respect to the related Monthly Period-____%
--(p)-The Class B Fixed Allocation with respect to the related Monthly Period -____%
--(q)-The Collateral Fixed Allocation with respect to the related Monthly Period-____%
-3.-Delinquent Balances--
--The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:--

--Aggregate
Account
Balance--Percentage
 of Total
Receivables
----
-(a)- 35 -  64 days:-$__________-____%
-(b)- 65 -  94 days:-$__________-____%
-(c)- 95 - 124 days:-$__________-____%
-(d)-125 - 154 days:-$__________-____%
-(e)-155 - or more days:-$__________-____%
--Total: -$__________-____%

-4.-Investor Default Amount--
--(a)-The Aggregate Investor Default Amount for the related Monthly Period-$__________
--(b)-The Class A Investor Default Amount for the related Monthly Period-$__________
--(c)-The Class B Investor Default Amount for the related Monthly Period-$__________
--(d)-The Collateral Default Amount for the related Monthly Period-
$__________
-5.-Investor Charge Offs--
--(a)-The aggregate amount of Class A Investor Charge Offs for the related Monthly Period-$__________
--(b)-The aggregate amount of Class A Investor Charge Offs set forth in 5(a) above per $1,000 of original certificate principal amount- $__________
--(c)-The aggregate amount of Class B Investor Charge Offs for the related Monthly Period-$__________
--(d)-The aggregate amount of Class B Investor Charge Offset forth in 5(c) above per $1,000 of original certificate principal amount- $__________
--(e)-The aggregate amount of Collateral Charge Offs for the related Monthly Period-$__________
--(f)-The aggregate amount of Collateral Charge Offs set forth in 5(e) above per $1,000 of original certificate principal amount-$__________ --(g)-The aggregate amount of Class A Investor Charge Offs reimbursed on the Transfer Date immediately preceding this Distribution Date- $__________
--(h)-The aggregate amount of Class A Investor Charge Offs set forth in 5(g) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately preceding this Distribution Date- $__________
--(i)-The aggregate amount of Class B Investor Charge Offs reimbursed on the Transfer Date immediately preceding this Distribution Date- $__________
--(j)-The aggregate amount of Class B Investor Charge Offs set forth in 5(i) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately preceding this Distribution Date- $__________
--(k)-The aggregate amount of Collateral Charge Offs reimbursed on the Transfer Date immediately preceding this Distribution Date-$__________ --(l)-The aggregate amount of Collateral Charge Offs set forth in 5(k) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately preceding Distribution Date-$__________ -6.-Investor Servicing Fee--
--(a)-The amount of the Class A Servicing Fee payable by the Trust to the Servicer for the related Monthly Period-$__________
--(b)-The amount of the Class B Servicing Fee payable by the Trust to the Servicer for the related Monthly Period-$__________
--(c)-The amount of the Collateral Servicing Fee payable by the Trust to the Servicer for the related Monthly Period-$__________
--(d)-The amount of Servicer Interchange payable by the Trust to the Servicer for the related Monthly Period-$__________
-7.Reallocations---
--(a)-The amount of Reallocated Collateral Principal Collections with respect to this Distribution Date-$__________
--(b)-The amount of Reallocated Class B Principal Collections with respect to this Distribution Date-$__________
--(c)-The Collateral Interest Amount as of the close of business on this Distribution Date-$__________
--(d)-The Collateral Interest Adjusted Amount as of the close of business on this Distribution Date-$__________
--(e)-The Class B Investor Interest as of the close of business on this Distribution Date-$__________
--(f)-The Class B Adjusted Investor Interest as of the close of business on this Distribution Date-$__________
--(g)-The Class A Investor Interest as of the close of business on this Distribution Date-$__________
--(h)-The Class A Adjusted Investor Interest as of the close of business on this Distribution Date-$__________
-8.Collection of Finance Charge Receivables---
--(a)-The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Monthly Period which were allocated in respect of the Class A Certificates-$__________ --(b)-The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Monthly Period which were allocated in respect of the Class B Certificates-$_________ --(c)-The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Monthly Period which were allocated in respect of the Collateral Interest-$__________ -9.Principal Funding Account---
--(a)-The principal amount on deposit in the Principal Funding Account on the related Transfer Date-$__________
--(b)-The Accumulation Shortfall with respect to the related Monthly Period-$__________
--(c)-The Principal Funding Investment Proceeds deposited in the Finance Charge Account on the related Transfer Date to be treated as Class A Available Funds-$__________
--(d)-The Principal Funding Investment Proceeds deposited in the Finance Charge Account on the related Transfer Date to be treated as Class B Available Funds-$__________
-10.Reserve Account---
--(a)-The Reserve Draw Amount on the related Transfer Date-$__________ --(b)-The amount of the Reserve Draw Amount deposited in the Finance Charge Account on the related Transfer Date to be treated as Class A Available Funds-$__________
--(c)-The amount of the Reserve Draw Amount deposited in the Finance Charge Account on the related Transfer Date to be treated as Class B Available Funds-$__________
-11.Swap Reserve Fund
--(a)The Swap Reserve Draw Amount on the related Transfer Date--
$__________
--(b)The amount of the Swap Reserve Draw Amount deposited in the Finance Charge Account on the related Transfer Date to be treated as Class A Available Funds--$__________
-12.Swap Cash Flows-
--(a)The amount of the Net Swap Receipt for the related Transfer Date-- $__________
--(b)The amount of the Net Swap Payment for the related Transfer Date-- $__________
-13.-Available Funds--
--(a)-The amount of Class A Available Funds on deposit in the Finance Charge Account on the related Transfer Date-$__________
--(b)-The amount of Class B Available Funds on deposit in the Finance Charge Account on the related Transfer Date-$__________
--(c)-The amount of Collateral Available Funds on deposit in the Finance Charge Account on the related Transfer Date-$__________ -14.-Portfolio Yield--
--(a)-The Portfolio Yield for the related Monthly Period-____% --(b)-The Portfolio Adjusted
Yield for the related
Monthly Period-____%
C.Floating Rate Determinations----
-1.-LIBOR for the Interest Period ending on this Distribution Date--
____%
D.Information Regarding the Status of the Interest Rate Swap and the Swap Counterparty
-1.-Has the Interest Reserve Account been established?--__________ -2.-Has the Interest Reserve Account been funded?--__________
-3.-The aggregate amount of funds withdrawn from the Interest Reserve Account, if any--$__________
-4.-How any funds withdrawn from the Interest Reserve Account were utilized--__________
-5.-Has the Interest Rate Swap been terminated?--__________


						MBNA AMERICA BANK,
						  NATIONAL ASSOCIATION,
						  Servicer


						By:_________________________
						   Name:
						   Title:EXHIBIT D

FORM OF INVESTMENT LETTER

[Date]


	Re	MBNA Master Credit Card Trust II;
		Purchases of Series 1998-D Collateral Interest

Ladies and Gentlemen:

		This letter (the "Investment Letter") is delivered by the undersigned (the "Purchaser") pursuant to Section 19 of the Series
1998-D Supplement dated as of __________ ____, 1998 (the "Series Supplement") to the Pooling and Servicing Agreement dated as of August
4, 1994 (as amended and supplemented, the "Agreement"), each among The Bank of New York, as Trustee, and MBNA America Bank, National Association, as Servicer and Seller. Capitalized terms used herein without definition shall have the meanings set forth in the Agreement. The Purchaser represents to and agrees with the Seller as follows:

		(a)	The Purchaser has such knowledge and experience in
financial and business matters as to be capable of evaluating the merits and risks of its investment in the Collateral Interest and is able to bear the economic risk of such investment.

		(b)	The Purchaser is an "accredited investor", as defined
in Rule 501, promulgated by the Securities and Exchange
Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), or is a sophisticated institutional investor. The Purchaser understands that the offering and sale of the Collateral Interest has not been and will not be registered under the Securities Act and has not and will not be registered or qualified under any applicable "Blue
Sky" law, and that the offering and sale of the Collateral
Interest has not been reviewed by, passed on or submitted to any federal or state agency or commission, securities exchange or other regulatory body.

		(c)	The Purchaser is acquiring an interest in the
Collateral Interest without a view to any distribution, resale or other transfer thereof except, with respect to any Collateral Interest or any interest or participation therein, as contemplated in the following sentence. The Purchaser will not resell or otherwise transfer any interest or participation in the Collateral Interest, except in accordance with Section 19 of the Series Supplement and (i) in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities or "blue sky" laws;
(ii) to the Seller or any affiliate of the Seller; or (iii) to a person who the Purchaser reasonably believes is a qualified institutional buyer (within the meaning thereof in Rule 144A under the Securities Act) that is aware that the resale or other transfer is being made in reliance upon Rule 144A. In connection therewith, the Purchaser hereby agrees that it will not resell or otherwise transfer the Collateral Interest or any interest therein unless the purchaser thereof provides to the addressee hereof a letter substantially in the form hereof.

		(d)	No portion of the Collateral Interest or any interest
therein may be Transferred, and each Assignee will certify that it is not, (a) an "employee benefit plan" (as defined in Section
3(3) of ERISA), including governmental plans and church plans,
(b) any "plan" (as defined in Section 4975(e)(1) of the Code) including individual retirement accounts and Keogh plans, or (c) any other entity whose underlying assets include "plan assets"
(within the meaning of Department of Labor Regulation Section
2510.3-101 or otherwise under ERISA) by reason of a plan's investment in the entity, including, without limitation, an insurance company general account.

		(e)	This Investment Letter has been duly executed and
delivered and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors' rights generally and general principles of equity.



-Very truly yours,

[NAME OF PURCHASER]


By:___________________________
   Name:
   Title:
AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN:

MBNA AMERICA BANK,
  NATIONAL ASSOCIATION


By:_______________________
   Name:
   Title:-

	SCHEDULE TO EXHIBIT C


SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
MONTHLY PERIOD ENDING _________ __, ____
MBNA AMERICA BANK, NATIONAL ASSOCIATION
MBNA MASTER CREDIT CARD TRUST II SERIES 1998-D


1.--The aggregate amount of the Investor Percentage of Collections of Principal Receivables--$__________
2.--The aggregate amount of the Investor Percentage of Collections of Finance Charge Receivables (excluding Interchange and amounts with respect to Annual Membership Fees)--$__________
3.--The aggregate amount of the Investor Percentage of amounts with respect to Annual Membership Fees --$__________
4.--The aggregate amount of the Investor Percentage of Interchange--
$__________
5.--The aggregate amount of Servicer Interchange--$__________
6.--The aggregate amount of funds on deposit in Finance Charge Account allocable to the Series 1998-D Certificates --$__________
7.--The aggregate amount of funds on deposit in the Principal Account allocable to the Series 1998-D Certificates --$__________
8.--The aggregate amount of funds on deposit in the Principal Funding Account allocable to the Series 1998-D Certificates --$___________ 9.--The aggregate amount to be withdrawn from the Finance Charge Account pursuant to Section 4.11 and distributed to the Collateral Interest Holder in accordance with subsection 5.01(c) --$__________ 10.--The amount of Monthly Interest, Deficiency Amounts and Additional Interest, if applicable, payable to the
(i) Class A Certificateholders --$__________
--(ii) Class B Certificateholders--$__________
--(iii) Collateral Interest Holder --$__________
11.--The amount of principal payable to the (i) Class A Certificateholders --$___________
--(ii) Class B Certificateholders--$___________
--(iii) Collateral Interest Holder --$___________
12.--The sum of all amounts payable to the (i) Class A Certificateholders--$___________
--(ii) Class B Certificateholders  --$___________
--(iii) Collateral Interest Holder --$___________
13.--To the knowledge of the undersigned, no Series 1998-D Pay Out Event or Trust Pay Out Event has occurred except as described below: -- ---None-


		IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this __th day of __________, ____.


						MBNA AMERICA BANK,
						  NATIONAL ASSOCIATION,



						By:_________________________
						   Name:
						   Title:
SECTION 1.  Designation	2
SECTION 2.  Definitions	3
SECTION 3.  Servicing Compensation and Assignment of Interchange	20
SECTION 4.  Reassignment and Transfer Terms	21
SECTION 5.  Delivery and Payment for the Certificates	22
SECTION 6.  Form of Delivery of the Certificates; Depository;
Denominations	22
SECTION 7.  Article IV of Agreement	22
SECTION 4.04  Rights of Certificateholders and the
Collateral Interest Holder	22
SECTION 4.05  Allocations	22
SECTION 4.06  Determination of Monthly Interest	27
SECTION 4.07  Determination of Monthly Principal	28
SECTION 4.08  Coverage of Required Amount	29
SECTION 4.09  Monthly Payments	30
SECTION 4.10  Investor Charge-Offs	34
SECTION 4.11  Excess Spread	35
SECTION 4.12  Reallocated Principal Collections	36
SECTION 4.13  Shared Principal Collections	37
SECTION 4.14  Principal Funding Account	38
SECTION 4.15  Reserve Account	39
SECTION 4.16  Swap Reserve Fund.	41
SECTION 4.17  Determination of LIBOR	44
SECTION 4.18  Seller's or Servicer's Failure to Make a
Deposit or Payment	44
SECTION 4.19  Interest Rate Swap	44
SECTION 4.20  Interest Reserve Account	46
SECTION 8.  Article V of the Agreement	48
SECTION 5.01  Distributions	48
SECTION 5.02  Monthly Series 1998-D
Certificateholders' Statement	49
SECTION 9.  Series 1998-D Pay Out Events	51
SECTION 10.  Series 1998-D Termination	52
SECTION 11.  Periodic Finance Charges and Other Fees	52
SECTION 12.  Limitations on Addition of Accounts	52
SECTION 13.  Counterparts	52
SECTION 14.  Governing Law	52
SECTION 15.  Additional Notices	53
SECTION 16.  Additional Representations and Warranties of the
Servicer	53
SECTION 17.  No Petition	53
SECTION 18.  Certain Tax Related Amendments	53
SECTION 19.  Transfers of the Collateral Interest	54

EXHIBITS

EXHIBIT A-1		Form of Class A Certificate
EXHIBIT A-2		Form of Class B Certificate
EXHIBIT B		Form of Monthly Payment Instructions and
			Notification to the Trustee
EXHIBIT C		Form of Monthly Series 1998-D Certificateholders'
			Statement
EXHIBIT D		Form of Collateral Interest Investment Letter



SCHEDULE 1

Schedule to Exhibit C of the Pooling and Servicing Agreement.

(..continued)



DOCSDC1:66233.4